As filed with the Securities and Exchange Commission on April 21, 2025
Registration Statement File No. 333-283023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
(Check Appropriate Box or Boxes)
Brighthouse Life Insurance Company
(Name of Insurance Company)
11225 North Community House Road
Charlotte, NC 28277
(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(980) 365-7100
(Insurance Company's Telephone Number, including Area Code)

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)
Copies to:
Dodie C. Kent
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On April 28 2025 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b)
☒
on April 28, 2025 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐
New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
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If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
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Insurance Company relying on Rule 12h-7 under the Exchange Act
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Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY
Brighthouse Shield® Level II 6-Year Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (“BLIC”, “we”, “our” or “us”). This means additional purchase payments will not be accepted.
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. BLIC is located at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the principal underwriter and distributor of the Contracts.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information including a description of all material features, rights and obligations of the Contract. BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The investment options (“Allocation Options”) under the Contract include (1) the various Shield Options which credit positive, negative, or zero interest based on the performance of an underlying index, and provide certain protections in that BLIC will absorb specified levels of negative index returns; and (2) the Fixed Account, if available, which guarantees principal and interest. For more information about the types of Allocation Options available under the Contract, please see Appendix A – Investment Options Available Under the Contract. The Contract also includes the Performance Lock feature that allows you to lock the Interim Value of each Shield Option once during the Term.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.  In return for downside protection, we may limit positive index gains for the Shield Options.
Each Shield Option also has a Rate Crediting Type (the Cap Rate, Step Rate, or Step Rate Edge), which are the ways in which we calculate any positive interest credited based on the performance of the underlying Index. We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals under the systematic withdrawal program. Withdrawals (including required minimum distributions (“RMDs”) and systematic withdrawals) and Surrenders may be subject to Withdrawal Charges, income taxes, and income tax penalties if taken before age 59½, and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options or if you exercise the Performance Lock before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional about whether the Contract is appropriate for you.
If you are a new investor in the Contract, you may cancel the Contract within 10 days after receiving it without paying fees or penalties by mailing or delivering the Contract to either us or the financial professional who sold it.  In some states the period may be longer.  Upon cancellation, you will either receive a full refund of the amount you paid with your application or your total Account Value (although we will apply an Interim Value calculation). You should review this prospectus or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated April 28, 2025

SPECIAL TERMS
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Annuity Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Annuity Service Office. The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by notification from us.
BLIC (“we,” “us,” “our”).    Brighthouse Life Insurance Company.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities. Brighthouse Securities, LLC.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.     The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.    For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge)). The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Edge Rate.     The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate . The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
ERISA.    Employee Retirement Income Security Act of 1974, as amended.

Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Term Start Date. The Contract Anniversary on which a Fixed Account Term is established. If chosen at issue, the initial Fixed Account Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a)  the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c)  the amount of any withdrawals (including any applicable Withdrawal Charges); and less (d)  any Premium Tax or other taxes, if applicable.
Free Look.    If you change your mind about owning the Contract, you may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial professional who sold it. This is known as a “Free Look.” In some states this period may be longer. Not all Contracts issued are subject to Free Look provisions under state law. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial professional who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
Free Withdrawal Amount.    The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years .
General Account. Comprised of BLIC’s assets, other than assets in any separate accounts it may maintain.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date.  We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.

Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value. The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and Performance Lock.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date , reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date , adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.      The date the Contract is issued.
Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.     $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal (including any applicable Withdrawal Charge) we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.    The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.
Minimum Guaranteed Edge Rate.     The actual Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix E. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Notice.  Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Lock.     A feature that allows you the option to lock in the Interim Value of a Shield Option and that is automatically included with your Contract on the Issue Date for no additional charge.
Performance Lock Value.      The value of a Shield Option after exercising Performance Lock. The Performance Lock Value is equal to the Interim Value at the end of the Business Day that you exercise Performance Lock, reduced by the dollar amount of any subsequent withdrawals including any applicable Withdrawal Charges).

Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate , Cap Rate, Step Rate, or Edge Rate. The Performance Rate can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on the Term End Date. This adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
RMD. Required Minimum Distribution.
SEC. Securities and Exchange Commission.
Separate Account.    The separate account is Brighthouse Separate Account SA.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.    A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3  years or 6 years. The initial Term(s) begin on the Issue Date .
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date for the Fixed Account, during the Accumulation Period.
Withdrawal Charge.    A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract Year in excess of the Free Withdrawal Amount.

OVERVIEW OF THE CONTRACT
About the Contract
The Brighthouse Shield® Level II 6-Year Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings on a tax-deferred basis through investment in the Contract’s Allocation Options, which include the Shield Options and the Fixed Account (if available). The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes, and also includes a death benefit which can be used to transfer assets to your beneficiaries. It may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as RMDs and withdrawals taken under the systematic withdrawal program. Before you invest, be sure to ask your financial professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Annuity Period.
Accumulation Period
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal or Surrender the Contract during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%. Withdrawals (including any applicable Withdrawal Charge), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.
To help you accumulate assets during the Accumulation Period, you can invest your Purchase Payments and Account Value in the Allocation Options under the Contract , which are (1) the Fixed Account (if available), and (2) the Shield Options. Additional information about each investment option is provided in Appendix A to this prospectus.
The Fixed Account. The Fixed Account (if available) guarantees principal and interest. The Minimum Guaranteed Interest Rate depends on the date your Contract is issued and will not be less than 1% annually. Unless you allocate your entire Purchase Payment and earnings to the Fixed Account, you may lose money by investing in the Contract.
The Shield Options. We currently offer Shield Options based on Indices. Each Shield Option has a Term of 1, 2, 3, or 6 years in length. The various Shield Options permit Owners to receive interest (positive, negative or zero) at the end of each Term based on the percentage returns of certain Securities Indices. You could lose a significant amount of money if the Index declines in value.
The Shield Options offer guarantees against a specified level of negative interest—guarantees we call “Shield Rates.” We use the Shield Rates to limit the negative Index Performance used in calculating the interest rate credited to a Shield Option at the Term End Date (the “Performance Rate”).
The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term .
We currently offer Shield Rates of 10% ( “Shield 10”), 15% ( “Shield 15”), or 25% ( “Shield 25”). The Shield Rate is a limited buffer where we absorb any negative Index Performance on the Term End Date up to the Shield Rate. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. For example, -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available, at the Term End Date, that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date),

Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract.
Each Shield Option also has a Rate Crediting Type. The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We limit the positive Index Performance used in calculating the interest credited to a Shield Option at the Term End Date through the Cap Rate, Step Rate, or Step Rate Edge. Positive interest may be credited up to the specified Cap Rate or equal to the specified Step Rate or Edge Rate.
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The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, if you invest in a Shield Option with a 10% Cap Rate , and the Index Performance is 15% at the end of the Term , the Performance Rate will be 10% (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%.
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The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, if you invest in a Shield Option with an 8% Step Rate , and the Index Performance is 15% at the end of the Term , the Performance Rate will be 8% (the Step Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 8%.
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For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. For example, if you invest in a Shield Option with a 10% Shield Rate and a 7% Edge Rate, and the Index Performance at the end of the Term is 3% (Index Performance greater than the Shield Rate), the Performance Rate will equal the Edge Rate, or 7%. This means that we will increase the Investment Amount associated with the Shield Option by 7%. Similarly, if the Index Performance is -10% ( Index Performance equal to the Shield Rate), the Performance Rate will also equal the Edge Rate, or 7%. On the other hand, if the Index Performance is -15% ( Index Performance less than the Shield Rate), the Performance Rate will equal -5% (the negative Index Performance in excess of the Shield Rate ). This means that we will decrease the Investment Amount associated with the Shield Option by -5%.
Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract . Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract .
New Cap Rates , Step Rates , and Edge Rates are declared for each subsequent Term, subject to the minimum guaranteed rates for each Rate Crediting Type. The Minimum Guaranteed Cap Rate for your  Contract is the amount shown on your  Contract Schedule, but will not be less than 2% for  Shield Options with a 1-Year Term, 6% for  Shield Options with a 3-Year  Term and 8% for Shield Options with a 6-Year  Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your  Contract Schedule, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your  Contract is the amount shown on your Contract Schedule, but will not be less than 2%.
There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date , including the new Cap Rates, Step Rates, Edge Rates, and the interest rate for the Fixed Account. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES” for more information.
For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable.
Annuity Period
The Annuity Period occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract.
You may withdraw a portion or all of your Account Value at any time until you commence the Annuity Period, subject to a Withdrawal Charge and applicable taxes, as well as an Interim Value calculation if you have not exercised Performance Lock on a Shield Option and amounts are removed from the Shield Option during a Term. All benefits, including death benefits, terminate without value at the start of the Annuity Period. In addition, once the Annuity Period begins, you generally may no longer take withdrawals from or Surrender the Contract. Depending on the annuity option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features
The following is a brief description of the Contract’s primary features.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal (including systematic withdrawals), you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals from the Shield Options prior to the Term End Date will be based on an Interim Value calculation.
Tax Treatment. You can transfer money among the Allocation Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to taxes upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your beneficiary(ies) if you die during the Accumulation Period.
Annuity Options. Like all annuity contracts the Contract offers a range of annuity options, which provide Annuity Payments for your lifetime.
Performance Lock. Each Shield Option comes with Performance Lock at no additional charge, which allows you the option to lock the Interim Value, not the Index Performance , of your Shield Option(s) once during each Term prior to the Term End Date. If you lock the Interim Value, the Performance Lock Value will be used as the value of that Shield Option for the remainder of the Term, and the value of the Shield Option will not change due to positive or negative Index Performance for the remainder of the Term. There are significant risks associated with exercising the Performance Lock. The Interim Value calculated on the day you exercise the Performance Lock may be less than the Investment Amount, even if the current Index Value is higher than it was on the Term Start Date . A negative Interim Value could result in loss beyond the protection of the Shield Rate, and, in extreme circumstances, you could lose up to 100% of the value of the Shield Option.
Additional Services and Features.
•
Free Withdrawal Amount. The Free Withdrawal Amount is the portion of your Account Value that you may withdraw each Contract Year without incurring Withdrawal Charges.
•
Systematic Withdrawal Program. You may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. For automated processing of Required Minimum Distribution (RMD) amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract Year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract Anniversary. We do not assess a charge for this program. If you have not exercised Performance Lock, each withdrawal under the program, if taken from the Shield Options during a Term, will be based on Interim Values, and will cause a proportionate reduction to the Investment Amount for each Shield Option. If you have exercised Performance Lock and then take a withdrawal from the Shield Options, the Performance Lock Value for that Shield Option will be reduced by the dollar amount of each withdrawal.
•
Electronic Delivery. As a Contract Owner, you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.
Contract Adjustment
You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from a Shield Option or from the Contract prior to the end of a Term. If you have not exercised the Performance Lock on a Shield Option, the Interim Value is the amount that is available for annuitization, death benefit payments, withdrawals (including RMDs and systematic withdrawals), Surrenders, and Performance Lock.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	Fees, Expenses and Adjustments	Location in the Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from the Contract within the first 6 full Contract Years after the Issue Date of your Contract, you may be assessed a Withdrawal
Charge of up to 7% of the amount withdrawn in excess of the Free Withdrawal
Amount, declining to 0% over that time period.
For example, if you make a withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Interim Value, taxes, or tax penalties.
If you exercise the Performance Lock or all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you exercise the Performance Lock, or if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End
Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term , and later withdraw the entire amount before the Term has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); (4)
Surrenders; and (5) Performance Lock.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS INTERIM VALUE CALCULATION
Are There Transaction Charges?	No. Other than the Withdrawal Charges and Interim Value calculation, you will not be charged for other transactions.	FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
Are There Ongoing Fees and Expenses?
No.
There is an implicit ongoing fee on the Shield Options to the extent that your participation in  Index gains is limited by us through the use of the Cap Rate, Step Rate, or  Edge Rate. This means that your returns may be lower than the  Index’s returns. In return for accepting this limit on  Index gains, you will receive some protection from Index losses.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
Risks
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

●The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85%
for 15% downside protection; and 75% for 25% downside protection.
●We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside
protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT SHIELD RATES
Is this a Short-Term Investment?	No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract’s tax deferral and long-term income features are generally more	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risks	Location in the Prospectus

beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in Withdrawal Charges, taxes, and tax penalties. If you have not exercised the Performance Lock, amounts removed from a Shield Option or from the Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the Shield Option, as well as loss of positive Index Performance.
Withdrawals (including RMDs and systematic withdrawals) will reduce your
Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
If you have not exercised the Performance Lock, withdrawals from the Shield
Options during a Term will reduce the Investment Amount associated with the
Shield Option by the same proportion that the Interim Value of that Shield
Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased.
Reductions to the Investment Amount will reduce the Interim Value for that
Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End
Date will be less than if you had not taken a withdrawal. If you have exercised the Performance Lock, a withdrawal will reduce the Performance Lock Value by the dollar amount of the withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account (if available), to or from the Shield Option(s), and from the Holding Account. If you have not exercised the Performance Lock, transfers may be made, according to your instructions, only during the
Transfer Period following the Term End Date.
If you have exercised the Performance Lock for a multi-year Term, you may transfer the Performance Lock Value on any Contract Anniversary prior to the end of the Term and on the Term End Date. If you transfer the Performance
Lock Value on a Contract Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the
Performance Lock Value on the Term End Date, you may transfer all or a portion of your Performance Lock Value during the Transfer Period. Partial transfers of the Performance Lock Value are only permitted during the
Transfer Period at the end of the Term. See “TRANSFERS.”
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:

●The Investment Amount or Performance Lock Value allocated to the Shield
Option that has reached its Term End Date will automatically be renewed into the same Shield Option for a new Term, subject to the new Cap Rate,
Step Rate , or Edge Rate, as applicable, declared for that Term. The
Performance Lock Value will no longer be locked for the new Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount or Performance Lock Value in that Shield
Option will automatically be transferred to the Fixed Account, if available, at the Term End Date, subject to the new interest rate declared for that Fixed
Account Term. If the Fixed Account is not available, the Investment Amount will automatically be transferred into the Holding Account.
●If you do not provide transfer instructions during the Transfer Period following the Fixed Account Term End Date, any Fixed Account Value will remain in the Fixed Account for another Fixed Account Term, subject to the new interest rate declared for that Term. If the Fixed Account is no longer
TRANSFERS

	Risks	Location in the Prospectus
available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account.
What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risks of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should review the available Allocation Options before making an investment decision.
The Cap Rate , Step Rate, and Step Rate Edge (the Rate Crediting Types), as
applicable, will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example:

●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
● Step Rate. If the Index Performance is 15%, and the Step Rate is 8%, we
will credit an 8% Performance Rate at the end of the Term.
● Edge Rate. If the Index Performance is 15%, the Edge Rate is 7%, and the
Shield Option has a Shield Rate of 10%, we will credit a 7% Performance
Rate at the end of the Term. If the Index Performance is -10%, we will also credit a 7% Performance Rate at the end of the Term.
The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index
Performance is -25%, and you invest in a Shield Option with a 10% Shield
Rate, we will credit a -15% Performance Rate (the amount of negative Index
Performance that exceeds the Shield Rate) at the end of the Term.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDICES SHIELD RATES RATE CREDITING TYPES THE FIXED ACCOUNT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our appliable financial strength ratings, is available upon request by contacting us at (888) 243-1968.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Restrictions
Are There Restrictions on the Investment Options?
Yes.

●Limits on transfers.
○Transfers may only be made during the Accumulation Period, and only to or from the Fixed Account, to or from the Shield Option(s), and from the
Holding Account.
○Transfers may not be made into the Holding Account.
○If you have not exercised the Performance Lock, transfers among the
Fixed Account and the Shield Options may only be made during the
Transfer Period at the end of each Term.
○If you have exercised the Performance Lock, you may transfer on any
Contract Anniversary prior to the end of the Term and on the Term End
Date. If you transfer the Performance Lock Value on a Contract
Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the Performance
Lock Value on the Term End Date, you may transfer all or a portion of the
Performance Lock Value. Partial transfers of the Performance Lock Value prior to the Term End Date are not permitted.
○Transfers from the Holding Account may only be made on a Contract
Anniversary.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PURCHASE SHIELD OPTIONS ADDITION OR DISCONTINUANCE OF A SHIELD OPTION TRANSFERS THE FIXED ACCOUNT

	Restrictions	Location in the Prospectus

○The minimum transfer amount is $500.
●Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term
End Date.
●We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
●We have the right to substitute a comparable index prior to the Term End
Date if any Index is discontinued or we determine that our use of such
Index should be discontinued because we are no longer licensed to use the
Index , the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.
●We may change Cap Rates, Step Rates, and Edge Rates declared for the
Shield Options from one Term to the next, subject to the minimum guaranteed rates.
●Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
●We may change the interest rate for the Fixed Account declared from one
Fixed Account Term to the next, subject to the Minimum Guaranteed
Interest rate applicable to any Contract, which will not be less than 1%.
●The Contract is a single premium product. Additional Purchase Payments will not be accepted.

Are There Any Restrictions on Contract Benefits?
Yes.

●Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
●All withdrawals (including RMDs and systematic withdrawals) will reduce the death benefit. Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT DEATH BENEFIT LIVING BENEFIT
Taxes
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT FEDERAL TAX CONSIDERATIONS
Conflicts of Interest
How are Financial Professionals Compensated?
Your financial professional may receive compensation for selling this Contract to you in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your financial professional to recommend this Contract over another investment for which the financial professional is not compensated or compensated less.
DISTRIBUTION OF THE CONTRACTS
Should I Exchange My Contract?
If you already own an insurance contract, some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
THE ANNUITY CONTRACT – REPLACEMENT OF CONTRACTS

FEE TABLE
The following tables describe the fees expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees, and expenses that you will pay at the time that you buy the Contract, Surrender or make withdrawals from an Allocation Option or from the Contract, or transfer Account Value between Allocation Options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge(1) (as a percentage of the amount withdrawn in excess of the Free Withdrawal Amount)	7%

(1)
The Withdrawal Charge is not assessed during the Annuity Period and in certain other instances. See “When No Withdrawal Charge Applies” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for a list of withdrawal charge waivers. Withdrawal Charges are calculated at the time of each withdrawal in accordance with the following schedule (See “Withdrawal Charge” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information).

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Allocation Option or from the Contract before the expiration of a specified period.
Adjustments
Interim Value Maximum Potential Loss(1) (as a percentage of the Investment Amount in the Shield Option)	100%(2)

(1)
Between the Term Start Date and the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); (4) Surrenders; and (5) Performance Lock.
(2)
In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal or Surrender from the Shield Options, or if you exercise the Performance Lock before the Term End Date. The maximum potential loss would only occur if there is a full withdrawal of the Interim Value from the Shield Option or if you exercise the Performance Lock feature before the Term End Date.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
Base Contract Expenses	0%

In addition to the fees described above, we limit the amount you can earn on the Shield Options. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
Risk of Loss
There is a risk of substantial loss of your principal (unless you allocated your entire Purchase Payment to the Fixed Account) because you agree to absorb all losses at the end of the Term that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate.
Interim Value Risk of Loss
If you have not exercised the Performance Lock on a Shield Option, the amount that is available between the Term Start Date and the Term End Date for annuitization, death benefits, withdrawals (including RMDs and systematic withdrawals), Surrenders, and Performance Lock will be the Interim Value. To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. The Interim Value calculated may be less than the Investment Amount at the time the Interim Value is calculated even if the current Index Value is higher than it was on the Term Start Date. Additionally, the Shield Rate and the Rate Crediting Type only apply to amounts held in the investment until the Term End Date. This means that the Interim Value does not receive the protection from loss provided by the Shield Rate, or the application of the Rate Crediting Type. The Interim Value could be more or less than the amount you would receive had you held the Shield Option until the Term End Date, after the Performance Rate Adjustment. There is a substantial risk of loss in connection with transactions from the Shield Options before the Term End Date, as discussed below under “Effect of Withdrawals, Surrender, Annuitization or Death.” A negative Interim Value could result in a loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you exercise the Performance Lock, or if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End Date.
Withdrawals from the Shield Options before a Term End Date could have adverse impacts even if the Index Value has increased at the time of the calculation because the withdrawal will not allow you to participate in the Index Performance for the Term with your entire Investment Amount. Amounts withdrawn before the end of the Term will not be credited with positive interest, if any, at the end of the Term. If you withdraw Account Value allocated to a Shield Option during a Term (assuming you have not exercised the Performance Lock), the withdrawal will reduce the Investment Amount for that Shield Option by the same percentage that the Interim Value of that Shield Option was reduced by the withdrawal. A proportional reduction may be larger than the dollar amount of your withdrawal even if the Index Value has increased. Reductions to the Investment Amount will have an adverse impact on the Interim Value for that Shield Option for the remainder of the Term and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.
For the risk of loss associated with the Performance Lock, see “Performance Lock Risks” below.
Liquidity Risk
The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long-time horizon. The Contract is unsuitable as a short-term savings vehicle. Withdrawals (including RMDs and systematic withdrawals) and Surrenders from the Contract may be subject to Withdrawal Charges, income taxes, and income tax penalties if taken before age 59½. Additionally, withdrawals (including RMDs and systematic withdrawals), Surrenders, death benefit payments, and annuitization from the Shield Options before the Term End Date will be based on the Interim Values of the Shield Options, which may result in loss. See “Risk of Loss” above.
No Ownership of the Underlying Securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Your Performance Rate Adjustment for a Shield Option is limited by a Cap Rate, Step Rate, or Edge Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate, Step Rate, or Edge Rate.
Adjustments Upon Taking a Withdrawal

You may withdraw some or all of your money at any time prior to the Annuity Date. If you have not exercised the Performance Lock, for any withdrawal taken on a Term End Date, a Performance Rate Adjustment, as of the date of the withdrawal, will apply. For any withdrawal taken between the Term Start Date and the Term End Date when you have not exercised the Performance Lock, we use an Interim Value calculation, which will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option. The Performance Rate Adjustment, if negative, and proportional reduction may be substantial. Since withdrawal amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the Investment Amount that remains in your Shield Option relative to the percentage reduction for the same withdrawal amount when Interim Value is greater than the Investment Amount.
Effect of Withdrawals, Surrender, Annuitization or Death
•
The calculation of your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index Performance was positive. For more information on how we determine Interim Value and the potential adverse impacts of a withdrawal before the Term End Date, see “Risk of Loss” above.
○
If you Surrender your Contract prior to the Term End Date, we will pay either (i) the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates or (ii) the Performance Lock Value, which may be less than if you had not exercised the Performance Lock before the Term End Date.
○
If you die (unless your Contract was issued with the Return of Premium death benefit), we will pay either (i) the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates or (ii) the Performance Lock Value, which may be less than if you had not exercised the Performance Lock before the Term End Date.
○
If your Contract is annuitized between the Term Start Date and Term End Date, we will use either the Interim Value or the Performance Lock Value to calculate the Annuity Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen.
•
If you take a withdrawal (including RMDs and systematic withdrawals) your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options, the Fixed Account, and the Holding Account unless you tell us from which specific Allocation Options, in which you currently have any Account Value, where the withdrawal should be taken.
•
All withdrawals will reduce the death benefit, perhaps significantly, and the reduction could be greater than the amount of the withdrawal.
•
If your Account Value falls below the Minimum Account Value as a result of a withdrawal, we may terminate your Contract. (See “WITHDRAWAL PROVISIONS.”)
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) and from the Holding Account to the Fixed Account and the Shield Options only during the Transfer Period. Unless you have a Shield Option with the Performance Lock Value, you cannot make transfers outside the Transfer Period and you cannot (i) transfer out of a current Shield Option to another Shield Option or the Fixed Account until the Term End Date of the current Shield Option, (ii) transfer out of the Fixed Account to a Shield Option until the Fixed Account Term End Date (which will not be less than one (1) year), or (iii) transfer from the Holding Account to a Shield Option or the Fixed Account until the next Contract Anniversary. In all cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
If you remain in your current Shield Option with the Performance Lock Value until the Term End Date and decide to transfer the Investment Amount to a new Shield Option, the Investment Amount on the Term Start Date of your new Shield Option will be the Performance Lock Value for that option, which may be higher or lower than the Investment Amount would have been on the Term End Date had you not exercised the Performance Lock.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the Term Start Date of the new Shield Option.

Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will be automatically renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate, as applicable, declared for that Term, unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. If the same Shield Option is no longer available for investment at the Term End Date, the Investment Amount will automatically be transferred to the Fixed Account (if available), or to the Holding Account. Additionally, any Fixed Account Value will remain in the Fixed Account for another Term, subject to the new interest rate declared for that Term, unless you instruct us to transfer such amount to a Shield Option(s). If the Fixed Account is no longer available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account. Account Value automatically renewed or transferred in the absence of transfer instructions from you may not be transferred again until the next Transfer Period coinciding with a Term End Date. Unless you have a Shield Option with Performance Lock Value, you have only the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the Transfer Period will result in an automatic renewal for a period of at least one (1) year.
If you have exercised the Performance Lock for a Shield Option you may transfer on any Contract Anniversary prior to the end of the Term and on the Term End Date. If you transfer the Performance Lock Value on a Contract Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the Performance Lock Value on the Term End Date, you may transfer all or a portion of the Performance Lock Value. Partial transfers of Performance Lock Value prior to the Term End Date are not permitted.
Availability of Shield Options
Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term End Date. Additionally, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be at least one Shield Option available at the Term End Date, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract. Similarly, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise during the Transfer Period. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited. If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account unless you instruct us otherwise.
Risks Associated with the Referenced Indices
Each of the reference Indices is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the component companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Because the S&P 500® Index, the Russell 2000® Index, the MSCI EAFE Index, and the Nasdaq-100 Index® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)
In addition, each Index has its own unique risks, as follows:
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S&P 500® Index. This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. In general, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with successful small-capitalization (“small cap”) companies.

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Russell 2000® Index. This Index is composed of equity securities of small-cap U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of larger companies. Small-cap companies are more likely to fail than larger companies.
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MSCI EAFE Index. The MSCI EAFE Index is comprised of equity securities of large- and mid-capitalization (“mid-cap”) companies and it is designed to measure the equity market performance of developed markets, including countries in Europe, Australia, and the Far East. In general, large-cap companies may be unable to respond quickly in response to changes in their industry and new competitive challenges and may not be able to attain the high growth rates of successful smaller companies. The securities of mid-cap companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
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Nasdaq-100 Index®. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
An Index May be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value. See “Risk of Loss” above for more information about the risks of withdrawals based on Interim Value. Additionally, you might incur Withdrawal Charges, taxes, and tax penalties. Upon substitution of an Index, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution. If you have exercised the Performance Lock, a subsequent index substitution will have no impact on the Performance Lock Value of that Shield Option.
Shield Rate Risks
For all Shield Options, if negative Index Performance exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate. Under the currently offered Shield Rates, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
Shield Options with Higher Shield Rates
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same index and term. This is because of the additional protection provided by the higher Shield Rates.
Rate Crediting Type Risks
The Cap Rate, Step Rate, or Edge Rate may limit any positive Index Performance used in calculating the Performance Rate credited on the Term End Date. This means that the Performance Rate may be lower than the Index Performance because any positive return of the respective Index is subject to a maximum in the form of the Cap Rate, Step Rate, or Edge

Rate. We set Cap Rates, Step Rates, and Edge Rates at our discretion, subject to the minimum guaranteed rates shown in your Contract Schedule. You bear the risk that we will not set these higher than the minimum guaranteed rates.
For Shield Options with Step Rate Edge, there could be situations when a small difference in the Index Performance results in significantly different Performance Rates. For example, if Index Performance is -9.5%, the Shield Rate is 10% and the Edge Rate is 7%, the Performance Rate will equal the Edge Rate, or 7%. On the other hand, if Index Performance is -10.5% and the Shield Rate is 10%, the Performance Rate will equal -0.5%.
Issuing Company
No company other than BLIC has any legal responsibility to pay amounts that BLIC owes under the Contract. An Owner should look to the financial strength of BLIC for its claims-paying ability.
Systematic Withdrawal Program
You may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. For automated processing of RMD amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract Anniversary. We do not assess a charge for this program. See “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions. Withdrawals under this program are subject to the same risks as any other withdrawal. See “Adjustments Upon Taking a Withdrawal,” and “Effect of Withdrawals, Surrender, Annuitization or Death” above.
Performance Lock Risks
With the Performance Lock Value you may receive less than you would have received had you not exercised the Performance Lock. Furthermore, once the Performance Lock is exercised, it is irrevocable for the remainder of that Term. You will no longer participate in Index Performance, positive or negative, for the remainder of the Term after you exercise the Performance Lock. This means that under no circumstances will the Performance Lock Value increase during the remainder of the Term, and you will not receive a Performance Rate Adjustment or the protection of the Shield Rate from losses on any Performance Lock Value on the Term End Date.
We use the Interim Value calculated at the end of the current Business Day on which you exercise the Performance Lock to determine the Performance Lock Value. This means you will not be able to determine in advance the Performance Lock Value, and it may be higher or lower than it was at the point in time you requested the Performance Lock. If the Performance Lock is exercised when the Interim Value is less than the Investment Amount, you will lock in any loss, which could be below the Shield Rate. If you exercise the Performance Lock on a Shield Option, you will not receive a Performance Rate Adjustment or the protection of the Shield Rate from losses on any Performance Lock Value on the Term End Date. It is possible that you would have realized less of a loss or more of a gain if the Performance Lock occurred at a later time, or if you did not exercise the Performance Lock.
If you have exercised the Performance Lock on a Shield Option, the amount that is available before the Term End Date for annuitization, death benefits, withdrawals, and Surrenders will be the Performance Lock Value. Any withdrawals taken after exercising the Performance Lock will reduce the Performance Lock Value by the dollar amount of the withdrawal.
There may not be an optimal time to exercise the Performance Lock on a Shield Option. We will not advise you as to whether you should or should not exercise the Performance Lock, or the optimal time for doing so. You should ask your financial professional before exercising the Performance Lock on a Shield Option.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the firms involved in the distribution and sale of our products). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in our systems and the systems of third-party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade our operations and compromise our data during periods of geo-political or military conflict.
A cyber-attack or unanticipated problems with, or failures, of, our disaster recovery systems and business continuity plans could have a material, negative impact on our ability to conduct business and on our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Disruptions or failures to our operations, systems and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack, and unanticipated problems with our or our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect our ability to conduct business or administer the contract.
Cyber-attacks, disruptions or failures to our business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect our business. Such events could also interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate Contract values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will be able to detect, prevent, or avoid cyber-attacks, disruptions, or failures affecting your Contract in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully identify, manage, and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield® Level II 6-Year Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield® Level II 6-Year Annuity is a contract between you as the Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments at a later date you select (the “Annuity Date”).
The maximum issue age for this Contract is 85. This means we will only issue a Contract to someone age 85 or younger on the Issue Date (age 80 or younger with the Return of Premium Death Benefit).
When you purchase the Contract, you can choose one or more of the available Shield Options and the Fixed Account. A Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Annuity Payments. These amounts are not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)
The Contract is intended for retirement savings or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial professional for guidance as to whether this Contract may be appropriate for you. Please bear in mind that your financial professional, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan. (See “FEDERAL TAX CONSIDERATIONS.”)
Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial professional for information regarding the Fixed Account, if available. See “THE FIXED ACCOUNT and Appendix E for certain information regarding the Fixed Account. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial professional can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity Option, payments are made from our General Account assets.
The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. (See Appendix F for a full description of the Holding Account). You may not allocate your Purchase Payment or Account Value to the Holding Account. Amounts will remain in the Holding Account until you provide us new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found in the Contract specifications pages. Your financial professional can tell you the current and minimum interest rates that apply. We reserve the right to change the Holding Account interest rate.
The amount of the Annuity Payments you receive during the Annuity Period from an Annuity Payment option will remain level for the entire Annuity Period, subject to the payout chosen. (See “ANNUITY PAYMENTS (THE ANNUITY PERIOD)” for more information.)
As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See “OWNERSHIP PROVISIONS.”)
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Replacement of Contracts
Exchanges. Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully, including any fees or penalties to terminate the existing contract. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge and be subject to an interim value adjustment on your old annuity, and there will be a new Withdrawal Charge period for the Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial professional whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs. From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a Surrender of the existing contract would not trigger a Withdrawal Charge.  The Account Value of this Contract will not be subject to any Withdrawal Charge and be subject to an Interim Value calculation. You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.

PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company may want to limit the volume of sales of the Contract. You may wish to speak to your financial professional about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Additionally, your selling firm may not recommend certain features and options of the Contract, as well as limit the overall availability based on issue age or some other general investor suitability criteria determined by the selling firm. For example, your selling firm may offer the Contract with a lower maximum issue age compared to what other selling firms may offer.  Your selling firm may also choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option Term(s), you may transfer into any Shield Option(s) described under this prospectus, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial professional may not be able to provide you with information or answer questions you may have with regard to those Shield Options or features described in this prospectus that your selling firm does not recommend or make available. Therefore, if you are interested in a Shield Option or feature of the Contract not recommended by your selling firm, you may contact us directly. See “REQUESTS AND ELECTIONS” for specific contact information.
We offer other individual single premium deferred index-linked annuity contracts. However, not every contract we issue is available through every selling firm. In addition, these other contracts may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.  You may contact us to learn more about the availability of any of our other index-linked annuity contracts.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
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The minimum Purchase Payment we will accept is $25,000.
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If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
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We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
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We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
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Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield® Level II 6-Year Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed Account. When you allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on the Term End Date. Given that Index Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. If applicable, the Interim Value is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and Performance Lock.
You could lose a significant amount of money if the Index Value declines. It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential positive interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date (through a withdrawal, Surrender, death benefit payment, annuitization, or to exercise the Performance Lock), we will instead calculate the Interim Value of your investment in the Shield Amount. The Interim Value is calculated on each Business Day between the Term Start Date and the Term End Date. You could lose a significant amount of money due to an Interim Value calculation (and any associated proportional reduction to the Investment Amount associated with the Shield Option) if amounts are removed from a Shield Option prior to the Term End Date. (See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS.”)
You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the Contract is issued, there will always be at least one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account, Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate Crediting Type you select.
Information regarding the features of each currently offered Shield Option, including (i) its name, (ii) its type (e.g., market Index, exchange-traded fund, etc.), or a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Term, (iv) its Rate Crediting Type, (v) its Shield Rate, and (vi) its Minimum Guaranteed Cap Rate, Step Rate, or Edge Rate, is available in an appendix to this prospectus. See “Appendix A – Investment Options Available Under the Contract.”
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate, Step Rate, or Edge Rate, as applicable, for each Term, subject to the Minimum Guaranteed Cap Rate, Edge Rate, or Step Rate shown in your Contract Schedule. The initial Cap Rate, Step Rate, or Edge Rate, as applicable, for each Shield Option is declared on the Issue Date. Thereafter the Cap Rate, Step Rate, or Edge Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term, subject to the minimum guaranteed rates . See “Cap Rate” “Step Rate” and “Step Rate Edge”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates. For example, a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of 1 year, 2 years, 3 years, or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.
In deciding whether to purchase a Shield Option with a longer or shorter Term, consider that investing in Shield Options with shorter Terms will provide more opportunities for receiving Performance Rate Adjustments, and reallocating Account Value in response to changing market conditions. Additionally, there will be more opportunities to access your Account Value without resulting in an Interim Value calculation (and any associated proportional reduction to your Investment Amount). However, Shield Options with shorter Terms may have less potential for Index gains because Index Performance is measured over a shorter period of time. Conversely, investing in Shield Options with longer Terms will provide fewer opportunities for

Performance Rate Adjustments and reduce the frequency at which you can reallocate Account Value, in addition to limiting your ability to access your Account Value without an Interim Value calculation. However, Shield Options with longer Terms may provide more potential for Index gains.
Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends. Thirty (30) days in advance of the Term End Date, we will send you written notification stating that your current Shield Option is maturing and that, at the Term End Date, the Investment Amount allocated to that Shield Option will automatically be renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account, if available. The notification will inform you of what your maturing Shield Options are and explain how you can obtain the different Shield Options available at the Term End Date, including the renewal Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access information on our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of available Shield Options and renewal rates are posted. If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the Investment Amount as of the Contract Anniversary.
Amounts must remain in a Shield Option until the Term End Date to be credited with all or partial interest, as applicable, and to avoid a reduction in Interim Value and any proportional reduction to the Investment Amount associated with the Shield Option, in addition to potential tax consequences. Between the Term Start Date and the Term End Date, an Interim Value calculation is used to determine the amounts available for annuitization, death benefit payments, withdrawals (including RMDs and systematic withdrawals), Surrenders, and Performance Lock. See “CHARGES, FEES, AND ADJUSTMENTS -- Interim Value Calculation” for more information.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in this Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
The following Indices are currently available:
S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization.
Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
MSCI EAFE Index (Price Return Index). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the

Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index Value and Index Performance will be calculated without any exchange rate adjustment.
Nasdaq-100 Index® (Price Return Index).   The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
See Appendix B for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index.
If any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation is substantially changed, or if Index Values become unavailable for any reason, we may substitute a comparable index with a similar investment objective and risk profile. We will send you written notification thirty (30) days in advance of such substitution or as soon as reasonably possible. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value of the Shield Option.
Upon substitution of an Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
See Appendix C for an Index substitution Investment Amount example.
If you have exercised the Performance Lock, a subsequent index substitution will have no impact on the Performance Lock Value of that Shield Option.
Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The Index Performance can be positive, zero or negative. The Performance Rate of a Shield Option is based on the performance of an Index. We calculate the Performance Rate only on the Term End Date. Any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Index Examples
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical 10% buffer (Shield Rate). The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Shield Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Shield Options, and does not reflect Contract fees and charges, including the Interim Value calculation, which reduces performance.
S&P 500® Index*

* The Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Russell 2000® Index*

* The Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

MSCI EAFE Index*

* The Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Nasdaq-100 Index® *

* The Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
SHIELD RATES
We will limit the negative Index Performance, as applicable, used in calculating the Performance Rate applied to the Investment Amount on the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index Performance that is absorbed by us at the Term End Date. The Shield Rate only applies to amounts held in the Shield Option until the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount.

We currently offer the following Shield Rates—Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%. A -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate (unless you have a Shield Option with Step Rate Edge) (negative Index Performance up to the Shield Rate is absorbed by us), meaning that we will not adjust the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same Index and Term.
Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may stop offering any of the Shield Options or add new Shield Options, so the Shield Rates offered under the Contract may change from one Term to the next. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
We set the Shield Rates at our discretion. We consider various factors in determining the Shield Rates, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors.
RATE CREDITING TYPES
The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We will limit the positive Index Performance used in calculating the Performance Rate applied to the Investment Amount on the Term End Date through the applicable Rate Crediting Type for each Shield Option. A new Cap Rate, Step Rate, or Edge Rate will be declared for each subsequent Term. There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. The current rates for the Rate Crediting Types posted on that website are incorporated by reference into this prospectus.
We set the rates for the Rate Crediting Types at our discretion. We consider various factors in determining the rates for the Rate Crediting Types, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, Step Rate, or Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.   The Cap Rate only applies to amounts held in the Shield Option until the Term End Date. For renewals into the same Shield Option a new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield

Options with a 6-Year Term. In some cases we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with an 8% Step Rate will result in an 8% Performance Rate (the Step Rate); or, a 5% Index Performance with an 8% Step Rate will result in an 8% Performance Rate (the Step Rate), meaning that we will increase the Investment Amount by 8%. The Step Rate only applies to amounts held in the Shield Option until the Term End Date. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Step Rates. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate Edge
For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Step Rate Edge therefore, provides the opportunity to receive the Edge Rate even when Index Performance is negative, so long as Index Performance is equal to or greater than the Shield Rate. For example, a 3% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate, or, a -10% Index Performance with a 7% Edge Rate and a 10% Shield Rate (Index Performance greater than the Shield Rate) will result in a 7% Performance Rate, meaning that we will increase the Investment Amount associated with the Shield Option by 7%. The Edge Rate only applies to amounts held in the Shield Option until the Term End Date. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Edge Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Edge Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Rate Crediting Type Considerations
In deciding whether to purchase a Shield Option with a Cap Rate versus a Step Rate or Step Rate Edge, you should consider the following:
Step Rates and Edge Rates are generally lower than Cap Rates. For example, if Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate.
Similarly, if Index Performance is equal to or greater than the Shield Rate but less than the Edge Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen an Edge Rate.

Alternatively, if Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would instead be 8%.
Similarly, if the Index Performance is equal to or greater than the Shield Rate and exceeds the Edge Rate, and you chose an Edge Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 7% Edge Rate, your Performance Rate would instead be 7%.
In deciding whether to purchase a Shield Option with a Step Rate versus Step Rate Edge, you should consider that Edge Rates are generally lower than Step Rates. However, Edge Rates may credit a positive Performance Rate even when Index Performance is negative up to the Shield Rate, whereas Step Rates are applicable only when Index Performance is zero or positive. For example, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 7%. On the other hand, if you chose a Step Rate of 8% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 0% even though the Step Rate is higher than the Edge Rate. Conversely, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than zero, your Performance Rate would be 7% whereas if you had chosen a Step Rate of 8%, your Performance Rate would be 8% rather than 7%.
You should keep in mind that unlike Shield Options with a Cap Rate or Step Rate, with a Shield Option with Step Rate Edge you will receive a positive Performance Rate equal to the Edge Rate even if Index Performance is negative, so long as such negative Index Performance does not exceed the Shield Rate.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or a change is made subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the Term End Date. For more on transfers and renewals, see “TRANSFERS.”
Account Value
Your Account Value is the total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under your Contract during the Accumulation Period.
The following five sections of the prospectus describe (1) the calculation of Investment Amount, (2) Interim Value Calculation, (3) how withdrawals work, (4) how Transfers work, and (5) how Performance Lock works. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the Rate Crediting Types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount for each Shield Option is equal to the Investment Amount at the Term Start Date, reduced proportionately for any withdrawals (including RMDs, and systematic withdrawals) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at the Term End Date.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option, or the next Interim Value calculation. On the Term End Date, we apply the Performance Rate to your Investment Amount.

Calculating your Investment Amount on a Term End Date
The Performance Rate can be positive, zero or negative and is determined as follows:
Shield Option type:	If Index Performance is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate
Shield Options with Step Rate Edge	less than zero and exceeds the Shield Rate	Index Performance increased by the Shield Rate (For example: a -15% Index Performance with Shield 10 will result in a -5% Performance Rate.)
	less than zero but does not exceed the Shield Rate	the Edge Rate
	zero or positive	the Edge Rate
Example 1—Calculating your Investment Amount without the Performance Lock on a Term End Date
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index Performance and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Examples 1A, 1B, and 1C are intended to show how the Investment Amount on a Term End Date is calculated. In each example, assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index and she allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500® Index with a Cap Rate of 10%, in Example 1B she has selected the Shield 10 S&P 500® Index with a Step Rate of 8%, and in Example 1C she has selected the Shield 10 S&P 500® Index with an Edge Rate of 7%. For purposes of each example, assume the Example 1A Cap Rate stays at 10% for all five years, the Example 1B Step Rate stays at 8% for all five years, and the Example 1C Edge Rate stays at 7% for all five years. If a withdrawal were made, a Withdrawal Charge during the first 6 Contract Years as well as an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly.
Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option. In some cases, we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance(2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment(4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount(5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] –1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is –5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000

(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Step Rate of 8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment(4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount(5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%

(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals  (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000
Example 1C—Shield Option with Step Rate Edge:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with an Edge Rate of 7% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Edge Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$53,500	$57,245	$61,252	$65,540
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Edge Rate	7%	7%	7%	7%	7%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	7%	7%	7%	7%	-5%
Performance Rate Adjustment(4)	$3,500	$3,745	$4,007	$4,288	-$3,277
Investment Amount(5)	$53,500	$57,245	$61,252	$65,540	$62,263

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $53,500, $57,245, $61,252 and $65,540, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Edge Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 7% by the Edge Rate. In year four the Performance Rate is 7% because the Index Performance is –10% and does not exceed the Shield 10 which absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 7% [Performance Rate] = $3,500
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals  (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $3,500 [Performance Rate Adjustment] = $53,500
CHARGES, FEES, AND ADJUSTMENTS
Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract, annuitize, and exercise Performance Lock before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and the Term End Date.
Between the Term Start Date and the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); (4) Surrenders; and (5) Performance Lock. The Interim Value is also used to determine how much the Investment Amount will be reduced by a withdrawal. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated.

We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. If you request a full or partial withdrawal during a Term, the Withdrawal Amount will be deducted from the Interim Values of the Shield Options in which you are invested (unless you instruct us otherwise for a partial withdrawal). Withdrawals from the Shield Options during the Term will reduce the Interim Values of those Shield Options on a dollar-for-dollar basis by the portion of the Withdrawal Amount deducted from each Shield Option. We will pay you a net amount after adjustments for any Withdrawal Charge. The net amount payable to you is equal to the amount withdrawn (including any applicable Withdrawal Charge), less Premium Tax and other taxes, if any. (See “WITHDRAWAL PROVISIONS” for more information.) Once a Shield Option reaches the Term End Date, there is no Interim Value, and the Performance Rate will be applied to the Investment Amount based off the Rate Crediting Type and applicable Shield Rate.
If you have not exercised the Performance Lock, the Interim Value is included in the Account Value to reflect the amount in the applicable Shield Option prior to the Term End Date. If you exercise the Performance Lock for a Shield Option, the Performance Lock Value will be the Interim Value calculated at the end of the current Business Day on which you exercise the Performance Lock. See “PERFORMANCE LOCK” for more information.
The Interim Value is a calculated value that reflects the value of each Shield Option taking into account the applicable Shield Rate and Rate Crediting Type, current price of the underlying Index, the time remaining until the Term End Date, and the current value of the investments we have made to fund our obligations under the Shield Option. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at a Term End Date. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date. The Interim Value calculation is intended to protect the Company from losses on those fixed income and derivative instruments when amounts are withdrawn (or otherwise removed) from a Shield Option before the Term End Date. The Interim Value calculation transfers this risk from the Company to Contract Owners.
The Interim Value assesses the fair value of the assets allocated to the Shield Option (Investment Amount) plus the current value of the portfolio of options utilized to replicate the performance of these Shield Options.
The Interim Value for a Shield Option is equal to the sum of (1) and (2), where:
  (1) Is the market value of the Fixed Income Asset Proxy on the Business Day the Interim Value is calculated.
  (2) Is the current market value of the Derivative Asset Proxy.
1. The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate is the Constant Maturity Treasury (CMT) rate with a maturity equal to that of the Term. If a maturity of the CMT rate is not available that equals the Term, then the Market Value Rate will be linearly interpolated between the two closest available CMT maturities. The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
2. The Derivative Asset Proxy is meant to represent an estimation of the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative. For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
Detailed information on the Interim Value calculation and examples can be found in the Statement of Additional Information (“SAI”) that accompanies this prospectus.

The Interim Value calculated may be less than the Investment Amount at the time the Interim Value is calculated even if the current Index Value is higher than it was on the Term Start Date. Additionally, the Shield Rate and the Rate Crediting Type only apply to amounts held in the Shield Option until the Term End Date. This means that the Interim Value does not receive the protection from loss provided by the Shield Rate, or the application of the Rate Crediting Type. The Interim Value could be more or less than the amount you would receive had you held the investment until the Term End Date, after the Performance Rate Adjustment. As a result, there could be less money available under your Contract for withdrawals, Surrenders, death benefit payments, and annuitization. A negative Interim Value could result in a loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you exercise the Performance Lock, or if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End Date.
If you have not exercised the Performance Lock, the withdrawal amount (including any applicable Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. To see how a withdrawal impacts the Performance Lock Value, see “PERFORMANCE LOCK”.
Reductions to the Investment Amount will reduce the Interim Value for that Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End Date will be less than if you had not taken a withdrawal. Withdrawals and deductions from the Shield Options prior to the Term End Date, such as systematic withdrawals and RMDs, may have an adverse effect on the values and benefits under your Contract. If you intend to make such ongoing withdrawals, you should consult with a financial professional about whether this Contract is appropriate for you.
Withdrawal Charge
We impose a Withdrawal Charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Period, you can make a partial or complete withdrawal from your Contract.
The Withdrawal Charge is a percentage that is applied to any amount that is withdrawn from the Account Value in a Contract Year in excess of the Free Withdrawal Amount.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
Note: For tax purposes, earnings from Non-Qualified Contracts are generally considered to come out first.
When No Withdrawal Charge Applies
In some cases we will not charge you the Withdrawal Charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the following conditions:
(i)
Maturity of the Contract;
(ii)
Payment of the death benefit;
(iii)
Application of your Account Value to an Annuity Option;
(iv)
If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract, except for RMDs on a decedent Roth IRA. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values;
(v)
If you properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or Roth IRA
Contract issued by us;
(vi)
If we agree in writing that none will apply. For example, if you transfer your Account Value to another approved annuity contract issued by us or one of our affiliates;
(vii)
Withdrawals pursuant to either the Nursing Home Exception or the Terminal Illness Exception (see below); or
(viii)
Withdrawals up to the Free Withdrawal Amount.
Nursing Home Exception/Terminal Illness Exception. After the first Contract Year, if approved in your state, and your Contract provides for this, a Withdrawal Charge which would otherwise apply to a withdrawal will be waived, if you, or your Joint Owner:
•
(Nursing Home Exception) Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days after exiting the nursing home facility or hospital. The confinement must be prescribed by a physician and be medically necessary. Available in California under the Waiver of Withdrawal Charge Rider. Not available in Connecticut and Massachusetts; or
•
(Terminal Illness Exception) Is diagnosed with a terminal illness and not expected to live more than 12 months (a physician certifies to your illness and life expectancy) and you were not diagnosed with the terminal illness as of the date we issued your Contract. Available in California under the Waiver of Withdrawal Charge Rider. Not available in Connecticut, Massachusetts, Texas and Washington.
These Contract features are only available if you are less than 81 years old on the Issue Date of your Contract and terminate on the Annuity Date. These Contract features are free of charge. Additional conditions and requirements apply and are specified in the rider(s) that are part of your Contract.
Free Withdrawal Amount. After the first Contract Year, you may withdraw a portion of your Account Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
Premium and Other Taxes
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%. We will determine when taxes relate to the Contract.
We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium Taxes until Annuity Payments begin.
Income Taxes
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) will result in a reduction to the Investment Amount in each Shield Option, the Fixed Account, and the Holding Account in the ratio that each Shield Option, the Fixed Account, and the Holding Account bears to the total Account Value, unless you instruct us otherwise. If a Withdrawal Charge is applicable, it is applied to the Withdrawal Amount that is in excess of the applicable Free Withdrawal Amount. See “Withdrawal Charge” and “When No Withdrawal Charge Applies” under “CHARGES, FEES, AND ADJUSTMENTS”. For a partial withdrawal, the amount payable to you will be a net amount equal to the requested Withdrawal Amount reduced by any applicable Withdrawal Charge and Premium Tax and other taxes. Alternatively, you can choose to have the Withdrawal Charge and Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. However, this may result in a higher Withdrawal Charge because the charge increases the amount taken from your Account Value to cover the withdrawal and, since it is a percentage of the total amount withdrawn, the Withdrawal Charge will also be higher. A withdrawal (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount after adjustments for any Withdrawal Charge will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn (reduced by any Withdrawal Charge) from the Account Value, less Premium Tax and other taxes, if any.
Withdrawals (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) from the Fixed Account (if available) will reduce the Fixed Account Value dollar for dollar by the portion of the Withdrawal Amount deducted from the Fixed Account. Withdrawals from the Shield Options on the Term End Date will reduce the Investment Amount dollar for dollar by the portion of the Withdrawal Amount deducted from the Shield Options after the application of the Performance Rate.
If the withdrawal is taken during a Term, the Withdrawal Amount (including RMDs, systematic withdrawals, and any applicable Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction), or, if you have exercised the Performance Lock, it will reduce the Performance Lock Value of the Shield Option by the dollar amount of the withdrawal. Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” for more information.
For example, assume the Performance Lock has not been exercised and Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume  at this time Owner 1 decides to make a withdrawal of $20,000.  If the entire withdrawal is taken from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
Using the same example above and assuming Owner 1 exercised the Performance Lock on Shield Option A and Shield Option B resulting in a Performance Lock Value of $65,000 for Shield Option A and $45,000 for Shield Option B. Assume that after exercising the Performance Lock, Owner 1 makes a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the Performance Lock Value of that Shield Option would be after the withdrawal is then $90,000 ($45,000 + $45,000). If the entire withdrawal is taken from Shield Option B, the Performance Lock Value of that Shield Option would be reduced to $25,000 ($45,000 - $20,000). The Account Value after the withdrawal is then $90,000 ($65,000 + $25,000).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.

Systematic Withdrawal Program
For automated processing of RMD amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract Year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract Anniversary. We do not assess a charge for this program. You can receive payments monthly, quarterly, semi-annually, or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside the program. However, such withdrawals, in addition to the systematic withdrawals, will be considered when determining the applicability of any Withdrawal Charge.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Allocation Options or you can designate where the withdrawal will be drawn: one or more Shield Options, the Fixed Account, and/or the Holding Account.
Unless you have exercised the Performance Lock, each withdrawal, systematic or otherwise (including any applicable Withdrawal Charge), will reduce the Investment Amount for each Shield Option by the same percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Therefore, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the remaining Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Interim Value is greater than the Investment Amount. If you exercise Performance Lock on any Shield Option, the Performance Lock Value for that Shield Option will be reduced by the dollar amount of the withdrawal. Each withdrawal from the Fixed Account or the Holding Account reduces the value of that account by the amount of the withdrawal (dollar for dollar). These systematic withdrawals may have an adverse effect on the values and benefits under your Contract. If you intend to make such ongoing withdrawals, you should consult with a financial professional about whether this Contract is appropriate for you.
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options, the Fixed Account, and the Holding Account in the ratio that each Shield Option(s), the Fixed Account and/or the Holding Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s), the Fixed Account, and/or the Holding Account all withdrawals are drawn from the specified Shield Option(s), Fixed Account, and/or the Holding Account in an amount you determine. If there are insufficient funds in the specified Shield Options, the Fixed Account, and the Holding Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option, Fixed Account, or the Holding Account to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options, the Fixed Account, and the Holding Account to which you are allocated. Future withdrawals under the Systematic Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic Withdrawal Program. Withdrawals under the Systematic Withdrawal Program are subject to the same Withdrawal Charge provisions and risks as any other withdrawals under the Contract. Among other things, this means that Withdrawal Amounts in excess of the Free Wthdrawal Amount are subject to a Withdrawal Charge.  Moreover, since Withdrawal Amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when the Interim Value is lower than the Investment Amount will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when the Interim Value is higher than the Investment Amount. If you exercise Performance Lock on any Shield Option, the Performance Lock Value for that Shield Option will be reduced by the dollar amount of the withdrawal. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals.
Example 3—Withdrawals
Examples 3A and 3B are intended to show how withdrawals work. Both examples assume that that the Performance Lock has not been exercised and Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 3A will illustrate a withdrawal when Interim Value, at the time of the withdrawal is greater than the Investment Amount on the Term Start Date and assumes no Withdrawal Charge applies due to a

Withdrawal Charge waiver. Example 3B will illustrate a withdrawal when Interim Value, at the time of the withdrawal, is less than the Investment Amount on the Term Start Date and a 7% Withdrawal Charge is applied. In both examples, Owner 1 takes only one $20,000 withdrawal exactly halfway through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option (assuming no additional withdrawals).
Example 3A—Interim Value is greater than Investment Amount and no Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	$4,062.37
Interim Value of Shield Option(2)	$53,514.77
Withdrawal Amount taken	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals(3)	$31,313.57
Net Proceeds from withdrawal paid to Contract Owner(4)	$20,000
Term End Date
Index Value	560
Index Performance(5)	12%
Performance Rate(6)	10%
Performance Rate Adjustment(7)	$3,131.36
Investment Amount(8)	$34,444.93

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = 20%
(2)
For examples demonstrating the calculation of the Interim Value, see the SAI.
(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals is calculated as follows:
$50,000 [Investment Amount on Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term] ÷ $53,514.77 [Interim Value on date of withdrawal])
= $31,313.57
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $0 [Withdrawal Charge] = $20,000.

(5)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(560 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 12%
(6)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(7)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal] x 10% [Performance Rate at Term End Date] = $3,131.36
(8)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal]
+ $3,131.36 [Performance Rate Adjustment at Term End Date] = $34,444.93
Example 3B—Interim Value is less than the Investment Amount and Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	–$4,661.31
Interim Value of Shield Option(2)	$44,791.09
Withdrawal Amount taken	$20,000
Investment Amount adjusted for any withdrawals(3)	$27,674.13
Free Withdrawal Amount(4)	$5,000
Withdrawal Charge Amount(5)	$1,050
Net Proceeds from Withdrawal paid to Contract Owner(6)	$18,950
Term End Date
Index Value	450
Index Performance(7)	–10%
Performance Rate(8)	0%
Performance Rate Adjustment(9)	$0
Investment Amount(10)	$27,674.13

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%

(2)
For examples demonstrating the calculation of the Interim Value, see the SAI.
(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals is calculated as follows:
$50,000 [Investment Amount on the Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term]) ÷ $44,791.09 [Interim Value on date of withdrawal]
= $27,674.13
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The Free Withdrawal Amount is the value as of the most recent Contract Anniversary multiplied by the Free Withdrawal Amount Percentage. The Free Withdrawal Amount is calculated as follows:
$50,000 [value as of most recent Contract Anniversary] x 10% [Free Withdrawal Amount percentage] = $5,000
(5)
The Withdrawal Charge Amount is the gross withdrawal amount minus the Free Withdrawal Amount multiplied by the Withdrawal Charge.
($20,000 [gross withdrawal amount] – $5,000 [Free Withdrawal Amount]) x 7% [Withdrawal Charge] = $1,050
(6)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $1,050 [Withdrawal Charge] = $18,950
(7)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = –10%
(8)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(9)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(10)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal]
+ $0 [Performance Rate Adjustment at Term End Date] = $27,674.13
Transfers
Transfers without the Performance Lock
Transfers or Renewals during Transfer Period following Term End Date
If you have not exercised the Performance Lock, you may make transfers only during the Transfer Period following the Term End Date. You may transfer all or a portion of the amount in your Shield Option. Subject to the minimum allocation of $500, you may make transfers to or from the Fixed Account, to or from the Shield Option(s), and from the Holding Account. We must receive Notice of your election to transfer, in a form satisfactory to us or by calling us at 1-888-243-1932, no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial professional can provide more information or you may contact our Annuity Service Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Fixed Account Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
If you make a transfer during the Transfer Period, the amount available to transfer is the Interim Value of each Shield Option, which will equal the Investment Amount in that Shield Option at the Term End Date. After the Transfer Period, the Interim Value of that Shield Option is a calculated value (as described in the “Interim Value Calculation” section). Once you exercise the Performance Lock, the Performance Lock Value will be used as value of the Shield Option for the remainder of the Term.

If you do not make a transfer during the Transfer Period following the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account.
There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preference, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.” You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account.
Renewals.    For renewals into the same Shield Option, a new Cap Rate, Step Rate or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew.
Shield Options prior to Transfer:
Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Date
Index Value	1,200
Index Performance(1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year)(2)	10%
Performance Rate Adjustment(3)	$5,000
Investment Amount(4)	$55,000

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 20%
(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Investment Amount is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:

Contract Year	2
	1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term)(1)	$27,500	$27,500

Notes to the table above.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
Transfers with the Performance Lock
Transfers or Renewals at Term End Date
You may remain in your current Shield Option until the Term End Date and, during the Transfer Period, either (i) transfer all or a portion of the Performance Lock Value to a new Shield Option or to the Fixed Account (if available) or (ii) renew into the same Shield Option (if available) for a new Term. We must receive Notice of your election to transfer in a form satisfactory to us or by calling the Annuity Service Office at (888) 243-1932 no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial professional can provide more information, or you may contact our Annuity Service Office. If you decide to transfer the Performance Lock Value to a new Shield Option, the Index Value on the Term Start Date of your new Shield Option will be the then-current Index Value for that option. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended.
If you do not notify us to transfer to a new Shield Option or to the Fixed Account, the Performance Lock Value will automatically be renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate in effect.
Transfers on a Contract Anniversary before the Term End Date
After exercising the Performance Lock, you may elect to transfer the Performance Lock Value to a new Shield Option or to the Fixed Account (if available) on any Contract Anniversary that is not a Term End Date. We must receive Notice of your election to transfer prior to or on any Contract Anniversary prior to the Term End Date. Notice of election to transfer under such circumstances must be received at our Annuity Service Office using one of the methods of communication identified in “REQUESTS AND ELECTIONS.” A transfer of the Performance Lock Value will only occur on a Contract Anniversary and you may only transfer the entire amount of the Performance Lock Value to a new Shield Option or to the Fixed Account (if available). On the Term End Date, you have the Transfer Period to transfer all or a portion of the Performance Lock Value.
Availability of Performance Lock with a New Shield Option
Whether you choose to transfer or renew the Performance Lock Value to a new Shield Option at the Term End Date or transfer the Performance Lock Value to a new Shield Option prior to the Term End Date (or if the Performance Lock Value is automatically renewed or transferred), you will have the ability to elect the Performance Lock on that new Shield Option.
Transfer Requirements for the Fixed Account
The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise instructed by you during the Transfer Period.
Performance Lock
With the Performance Lock, once during each Term you may elect to lock the Interim Value by providing Notice of election to the Annuity Service Office, using one of the methods identified in “REQUESTS AND ELECTIONS.” You may want to consult with your financial professional before exercising the Performance Lock. If you lock the Interim Value of a Shield Option (the “Performance Lock Value”), this means that under no circumstances will the Performance Lock Value increase or decrease during the remainder of the Term unless a withdrawal is taken.
The Performance Lock may be requested on any Business Day prior to the Term End Date. We use the Interim Value calculated at the end of the current Business Day on which you exercise the Performance Lock to determine the Performance Lock Value. This means you will not be able to determine in advance the Performance Lock Value, and it may be higher or lower than it was at the point in time you requested the Performance Lock. If the Performance Lock is exercised when the Interim Value is less than the Investment Amount, you will lock in any loss, which could be below the Shield Rate. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated at the time the Performance Lock is exercised.
If we receive your Notice of election on a day that is not a Business Day, or after 4 PM Eastern Standard Time on a Business Day, the Notice of election will be deemed to have been received on the next Business Day. If multiple Notices of election are submitted during a Business Day, the last Notice received prior to 4 PM Eastern Standard Time or the close of the NYSE, whichever is earlier will be utilized. If the Performance Lock takes effect, subsequent Notices of election will be disregarded.
Once the Performance Lock is exercised for a Shield Option, it is irrevocable for the remainder of that Term. The Performance Lock Value will be used as the value of that Shield Option for the remainder of the Term. This means, you will no longer participate in the Index Performance for the current Term and you may receive less than the full Cap Rate, Step Rate, or Edge Rate, or less than the full protection of the Shield Rate, than you would have received if you waited for us to apply the Performance Rate Adjustment on the Term End Date. It is possible that you would have realized less of a loss or more of a gain if the Performance Lock occurred at a later time, or if the Shield Option was not locked.
Only one Performance Lock can occur for any given Shield Option during a Term. The Performance Lock cannot be applied retroactively and must be for the full amount of the Interim Value at the end of the Business Day that we receive your request. Performance Lock requests for any amount other than the Interim Value are not permitted.
Once a Shield Option is locked, the Performance Lock Value will not change for the rest of the Term, except that the Performance Lock Value will reflect any subsequent withdrawals that occur during the remainder of the Term. Withdrawals will reduce the Performance Lock Value by the dollar amount of the withdrawal. The amount in the Shield Option that is available before the Term End Date for annuitization, death benefits, withdrawals, and Surrenders will be the Performance Lock Value. The Performance Lock Value (reduced for any withdrawals from the locked value) is also the amount that is available for reallocation or transfer for a new Term.
Upon executing the Performance Lock, the Performance Lock Value will remain in the Shield Option and you have the option of (1) transferring the entire Performance Lock Value to any available Shield Option or to the Fixed Account on any Contract Anniversary occurring prior to the Term End Date or (2) remaining in your current Shield Option until the Term End Date and either (i) transferring all or a portion of the Performance Lock Value to a new Shield Option or to the Fixed Account (if available) or (ii) renewing all or a portion into the same Shield Option (if available) for a new Term. See “Transfers” above for additional information.
There may not be an optimal time to exercise the Performance Lock on a Shield Option. We will not advise you as to whether you should or should not exercise the Performance Lock, or the optimal time for doing so.
We reserve the right to limit the use of the Performance Lock feature for certain Shield Options. Additionally, we may discontinue the use of this feature for future Performance Lock requests at any time.
We currently offer the Performance Lock with all Shield Options.
Example 5—Calculating the Performance Lock Value
Examples 5A and 5B are intended to show how the Performance Lock works. The examples assume a $100,000 Purchase Payment allocation to a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 5A illustrates the Performance Lock by locking in the Interim Value on the Business Day you request to exercise the Performance Lock, which in this example occurs halfway in the 1-Year Term. Example 5B illustrates the Performance Lock by calculating the remaining Performance Lock Value after a subsequent $50,000 withdrawal (including Withdrawal Charges) is taken halfway through the 1-Year Term.

Example 5A—Locking in an Interim Value (no withdrawals):
Term Start Date
Investment Amount	$100,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	1,000
Interim Value Calculation Halfway Through Term
Index Value	1,200
Index Performance(1)	20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$98,904.80
Market value of Derivative Asset Proxy	$8,124.74
Interim Value of Shield Option(2)	$107,029.53
Performance Lock Value(3)	$107,029.53

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(1,200 [Index Value on date of the Interim Value calculation] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
$98,904.80 [Market value of Fixed Income Asset Proxy] + $8,124.74 [Market value of Derivative Asset Proxy]
= $107,029.53
(3)
The Performance Lock Value is equal to the Interim Value of the Shield Option(s) at the end of the Business Day that you exercise Performance Lock, reduced by the dollar amount of any subsequent withdrawals (including any applicable Withdrawal Charge).

Example 5B—The Performance Lock Value After Withdrawal (including Withdrawal Charges):
Term Start Date
Investment Amount	$100,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	1,000
Interim Value Calculation Halfway Through Term
Index Value	1,200
Index Performance(1)	20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$98,904.80
Market value of Derivative Asset Proxy	$8,124.74
Time Remaining in Shield Option (in months)	6
Interim Value of Shield Option on day you exercise Performance Lock(2)	$107,029.53
Gross Withdrawal Amount	$50,000
Free Withdrawal Amount(3)	$10,000
Withdrawal Charge Amount(4)	$2,800
Net Proceeds from Withdrawal paid to Contract Owner(5)	$47,200
Performance Lock Value after Withdrawal(6)	$57,029.53

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(1,200 [Index Value on the date of the Interim Value calculation] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
$98,904.80 [Market value of Fixed Income Asset Proxy] + $8,124.74 [Market value of Derivative Asset Proxy]
= $107,029.53
(3)
The Free Withdrawal Amount is the value as of the most recent Contract Anniversary multiplied by the Free Withdrawal Amount Percentage. The Free Withdrawal Amount is amount is calculated as follows:
$100,000 [value as of most recent Contract Anniversary] x 10% [Free Withdrawal Amount Percentage] = $10,000
(4)
The Withdrawal Charge Amount is the gross withdrawal amount minus the Free Withdrawal Amount multiplied by the Withdrawal Charge.
($50,000 [gross withdrawal amount] – $10,000 [Free Withdrawal Amount]) x 7% [Withdrawal Charge] = $2,800
(5)
The net amount payable to the Contract Owner is equal to:
$50,000 [the amount withdrawn] – $2,800 [Withdrawal Charges] = $47,200
(6)
The Performance Lock Value is equal to the Interim Value of the Shield Option(s) at the end of the Business Day that you exercise Performance Lock, reduced by the dollar amount of the withdrawal.
$107,029.53 [Performance Lock Value before Withdrawal] – $50,000 [Gross Withdrawal Amount]
= $57,029.53 [Performance Lock Value after Withdrawal]

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the standard benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Account Value Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the Account Value	N/A
●Only available during the
Accumulation Period.
●For Owners aged 81 or older
on the Issue Date of your
Contract.
● Account Value may reflect an
Interim Value calculation for
the Shield Options, which may
be less than the Investment
Amount.
●Withdrawals will reduce the
death benefit, perhaps
significantly, and such
reductions could be greater
than the amount withdrawn.

Return of Premium Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the greater of your Account Value or your Purchase Payment (adjusted for any withdrawals, including Withdrawal Charges)	N/A
●Only available during the
Accumulation Period.
●For Owners aged 80 or
younger on the Issue Date of
your Contract.
● Account Value may reflect an
Interim Value calculation for
the Shield Options, which may
be less than the Investment
Amount.
●Withdrawals will reduce the
death benefit, perhaps
significantly, and such
reductions could be greater
than the amount withdrawn.

Systematic Withdrawal Program	Allows automated processing of amounts withdrawn from your Contract	N/A
●Available in any Contract Year
for RMD amounts withdrawn
from an IRA Contract or
qualified annuity Contract.
●Available after the first
Contract Year and for up to10%
of your Account Value as of the
prior Contract Anniversary for
automated processing of
amounts withdrawn for
purposes other than RMDs.
●Each payment must be at least
$100.
●A minimum of $500 must be
distributed each Contract Year.
●Withdrawals may only be on a
monthly, quarterly,
semi-annual, or annual basis.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides a portion of your Account Value that may be withdrawn each Contract Year without incurring Withdrawal Charges	N/A
●Only available during the
Accumulation Period.
●Withdrawals of the Free
Withdrawal Amount may be
subject to taxes and tax
penalties.
●Withdrawals from the Shield
Options during a Term will be
based on Interim Values.
●Any unused portion of the Free
Withdrawal Amount may not
be carried over to the next
Contract Year.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	By providing Notice to us, allows you to lock the Interim Value of a Shield Option once during the Term	N/A
●Only available during the
Accumulation Period.
●May be requested on any
Business Day prior to the Term
End Date.
●We use the Interim Value
calculated at the end of the
current Business Day on which
you exercise the Performance
Lock to determine the
Performance Lock Value.
●You will not be able to
determine in advance the
Performance Lock Value, and it
may be higher or lower than it
was at the point in time you
requested the Performance
Lock.
●You may lock in a loss.
●The Performance Lock Value
Will not participate in Index
performance (positive or
negative) for the remainder of
the Term, including the Term
End Date.
● Shield Rate and Cap Rate, Step
Rate, or Edge Rate will not
apply on the Term End Date
after a Performance Lock is
exercised.
●Must be exercised for the full
amount of the Shield Option
Interim Value .
●May be exercised once per
Term for each Shield Option.
●Once the Performance Lock is
exercised for a Shield Option, it
is irrevocable for the
remainder of that Term.
●Upon exercising, you can
transfer the entire
Performance Lock Value to any
available Shield Option or to
the Fixed Account on any
Contract Anniversary occurring
prior to the Term End Date.

DEATH BENEFIT
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.
Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. (See “General Death Benefit Provisions” below.)

Standard Death Benefit
If you are age 81 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 80 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:
(1)
your Account Value (which may be based on the Interim Values of the Shield Options); or
(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield
Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal
Charge).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with (1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the Owner is a non-natural person).
The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an Annuity Option; or (c) when the Account Value is reduced to zero.
See Appendix D for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have been required to begin taking distributions (which may be more or less than ten years after the Annuitant’s death). (See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the Beneficiaries. There is no additional death benefit guarantee.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise instructed by the Beneficiary.
Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with Notice of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
We will pay interest on any delayed death benefit payments in accordance with the laws and regulations in effect under the applicable state law.

Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit.
Death of Annuitant During the Accumulation Period
Upon the death of an Annuitant, who is not the Owner or Joint Owner, the Owner (or Oldest Joint Owner) automatically becomes the Annuitant, unless the Owner, subject to our underwriting requirements in effect at the time of the request, chooses a new Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner, and a new Annuitant may not be named. (See “Death of Owner During the Accumulation Period” above).
Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not a natural person) dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:
(a)
Option 1—lump sum payment in cash; or
(b)
Option 2—payment of death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See “FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven (7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five (5) years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.
Beneficiary Continuation Options. We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a

Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.
Spousal Continuation. If the Owner dies during the Accumulation Period, the spouse may choose to continue the Contract in his or her own name, to the extent permitted by law, and exercise all of the Owner’s rights under the Contract. Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise elected by the spouse.
Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. (See “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation. A Beneficiary who is not a spouse generally can choose to continue a Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract, not subject to Withdrawal Charges. Such Beneficiary will also have the right to make transfers at the Term End Date or the Fixed Account Term End Date.
During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one (1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Annuity Payments (The Annuity Period)
Annuity Date
Under the Contract you can receive regular Annuity Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in your state. Annuity Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Annuity Payments do not begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by us. Please be aware that once your Contract is annuitized, your beneficiaries are ineligible to receive any death benefit.
Annuity Payments
You (unless another payee is named) will receive Annuity Payments during the Annuity Period. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments. All Annuity Payments are fixed as to amount.

The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment amount. The amount of each Annuity Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Annuity Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Annuity Payments. If the amount of the Annuity Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among annuity plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option before the Contract is annuitized, Option 1, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.
If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Annuity Payment being larger. For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 2. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
We may require proof of the age or sex of an Annuitant before making any Annuity Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Annuity Payments. No interest will be credited or charged in the event of an underpayment or overpayment.
Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving Annuity Payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Option 2 and/or the duration of the guarantee period under Options 1 and 2.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or annuity types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Annuity Payments have already begun under a Qualified

Contract, applicable tax law may require that any remaining Annuity Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Annuity Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Annuity Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Annuity Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Annuity Period, any remaining Annuity Payments will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. Surrender, partial withdrawal Annuity Payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.

Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or Surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon Surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity Contract that is subject to income tax (including to pay fees and expenses associated with a fee-based program) may also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability;
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or
(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988, from BLIC (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or Annuity Payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five (5) years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of Annuity Payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and
$200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code (“tax qualified plans" or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,

(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements, or
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or Annuity Payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.

Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit available payment options, including limiting any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.
If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73
Attain age 73 on or after January 1, 2033	75

Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:
(a)
the calendar year in which you reach the Applicable Age; or
(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.

For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once you attain your Applicable Age, will not apply to any Roth account balance while you are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon your death.
Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under Federal tax law and to protect you and other Contract owners from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59)	Maximum Catch-Up Contribution (ages 60-63)
IRA	$7,000	$1,000	$1,000
SIMPLE IRA	$16,500 ($17,600 for certain small employer plans)	$3,500 ($3,850 for certain small employer plans)	$5,250
401(k)	$23,500	$7,500	$11,250
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$23,500	$7,500	$11,250

Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59)	Maximum Catch-Up Contribution (ages 60-63)
457(b)	$23,500	$7,500	$11,250
Dollar limits are for 2025 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $70,000 and 100% of an employee’s compensation for 2025 (reduced by any employee elective contributions). If allowed by the plan, special catch-up provisions may increase the catch-up contribution limit starting in 2025 for participants in 401(k), 403(b), SIMPLE and governmental 457(b) plans who are age 60-63. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and, starting in 2025, enhanced catch-up contributions for employees aged 60-63. If allowed under the plan, the elective contribution and the catchup contribution for ages 50-59 (and ages 64 and older) may be increased for certain small employer SIMPLE plans (generally employers with 25 or fewer employees) if certain conditions are met. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial professional who sold it. This is known as a “Free Look.” In some states this period may be longer. See Appendix G for state variations. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial professional who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive for a cancellation request submitted to your financial professional will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner. You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:
(a)
change the Beneficiary.
(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
(c)
assign the Contract (subject to limitation).
(d)
change the Annuity Payments option before the Annuity Date.
(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is as designated at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to our underwriting requirements in effect at the time of the request. A change of Owner will automatically revoke any prior designation of the Owner.
Joint Owner. The Contract can be owned by Joint Owners, limited to natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise as indicated on the Contract Schedule or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the Annuitant is subject to our underwriting requirements in effect at the time of the request.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment. Our rights as evidenced by a Contract may not be assigned without our written consent and is subject to our approval and underwriting requirements. You may not assign your rights under the Contract after the start of Annuity Payments. In certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment request unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. Assignments will be effective as of the date the written notice of assignment was signed, subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service Office. You should consult your tax adviser regarding the tax consequences of an assignment. An assignment may be a taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date, the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of death benefits and the calculation of Annuity Payments, withdrawals and transfers when we cannot obtain an Index Value under the following circumstances:
(i)
the NYSE is closed (other than customary weekend and holiday closings);
(ii)
trading on the NYSE is restricted;
(iii)
an emergency exists such that we cannot value Investment Amounts; or
(iv)
during any other period when a regulator by order, so permits.
WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value.  For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. State variations may apply.
THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC”)
BLIC is a Delaware stock insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S.
BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Annuity Payments—and these obligations are subject to our claims-paying ability. These amounts are not guaranteed by any other party. If the obligation exceeds the assets of the Separate Account, amounts will be transferred to the Separate Account from the General Account. We guarantee all benefits relating to your value in the Shield Option, regardless of whether assets supporting the Shield Option are held in a separate account or our General Account. An owner should look to the financial strength of BLIC for its claims-paying ability. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. The Separate Account is non-insulated, meaning that all of the assets of the Separate Account are chargeable with the claims of any of our contract owners and are subject to the liabilities arising from any of our other business. BLIC is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

A Purchase Payment made to the Shield Options of the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLIC. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, are supported by BLIC’s General Account and will not be maintained in the Separate Account.
INVESTMENTS BY BLIC
We must invest our assets, including those in the Separate Account, according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:
(i)
your Account Value;
(ii)
all transactions regarding your Contract during the year; and
(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms receive commissions, and may receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to Owners. We intend to recoup commissions and other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial professionals in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial professionals of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
Compensation Paid to Selling Firms. Brighthouse Securities pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable is 6% of the Purchase Payment. Some selling firms may elect to receive a lower commission when the Purchase Payment is made, along with annual trail commissions up to 1% of Account Value for so long as the Contract remains in effect or as agreed in the selling agreement. We also pay commissions when an Owner elects to begin receiving regular Annuity Payments. (See “ANNUITY  PAYMENTS—(THE ANNUITY  PERIOD).”) Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial professional for further information about what payments your financial professional and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms. Brighthouse Securities has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial professionals. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial professionals.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial professionals with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask your financial professional.
Wholesaling Firms
In addition to the distribution arrangements discussed above, Brighthouse Securities has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms. These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Contracts by the selling firms. Brighthouse Securities pays compensation to wholesaling firms in connection with these services.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. The Fixed Account, if available, guarantees principal and interest during the Fixed Account Term (which will not be less than one (1) year). Interest will be compounded and credited daily to the Fixed Account Value during the Fixed Account Term at an annual effective interest rate declared by us. We guarantee that the annual effective interest rate credited to your Fixed Account Value will not be less than the Minimum Guaranteed Interest Rate, which is currently 1%. Information about the features of the Fixed Account, including (i) its name, (ii) its Fixed Account Term, and (iii) its Minimum Guaranteed Interest Rate, is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract. Please also refer to your Contract and Appendix E for more information.

We will declare a new guaranteed interest rate for each subsequent Fixed Account Term, subject to the Minimum Guaranteed Interest Rate. At the Fixed Account Term End Date, the Fixed Account Value will automatically be renewed into the same Fixed Account Term, with the new interest rate, unless otherwise instructed by you during the Transfer Period. If the Fixed Account is not available at the end of the existing Fixed Account Term, these amounts will automatically transfer into the Holding Account at the end of the Fixed Account Term.
There are two ways you may find out the new interest rate for the Fixed Account for a subsequent Fixed Account Term. Thirty (30) days before the current Fixed Account Term expires, we will send you notification, written or electronic depending on your selected preferences, stating your current Fixed Account Term is maturing and how you can obtain the new interest rate for the Fixed Account. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month.
THE HOLDING ACCOUNT
There are certain circumstances where we will transfer amounts to the Holding Account. Please refer to your Contract and Appendix F for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. If we receive the request, or if we (or our designee) receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier, then the request or payment will be treated as received on the next day. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, as indicated in the chart below, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or processing the transaction.
Specific to the Performance Lock, all notifications to or other communication with us concerning the Performance Lock--including, to submit a Notice of election to lock the Interim Value for your Shield Option or to transfer the Performance Lock Value—may be made by you or through your financial professional. Note that any Notice of your election to transfer Performance Lock Value after Performance Lock takes effect must be received prior to or on any Contract Anniversary by 4 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. Please direct your requests and elections under your Contract, and inquiries about your Contract, to us as directed below.
Applications when purchasing the Contract, including initial Purchase Payment	P.O. Box 4365 Clinton, IA 52733-4365 Fax: (877) 245-2964 Or through your financial professional
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Annuity Payments

•Requests to receive regular Annuity Payments	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Annuity Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
•General requests and elections for Contracts receiving Annuity Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424
Some of the requests for service that may be made by telephone or Internet (www.brighthousefinancial.com) include transfers of your Account Value into Shield Option(s) or the Fixed Account and requests for a transaction or other notification related to the Performance Lock. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial professionals to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial professional for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial professional, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.
A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial professional before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial professional’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

LEGAL PROCEEDINGS
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the ability of Brighthouse Securities to perform its contract with BLIC or of BLIC to meet its obligations under the contracts.
EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLIC, its authority to issue such Contracts under Delaware law and the validity of the forms of the Contracts under Delaware law have been passed on by legal counsel for BLIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company have been included in the SAI.
STATE VARIATIONS
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, transfer rights and limitations, the requirements for unisex annuity rates and the general availability of certain features. This prospectus describes all the material features of the Contract. See Appendix G for state variations. If you would like to review a copy of the Contract and any endorsements, contact our Annuity Service Office.
ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.
MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLIC’s by-laws or internal corporate policies adopted by BLIC or its ultimate parent, the directors, officers and other controlling persons of BLIC and of BLIC’s affiliate and principal underwriter, Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLIC and Brighthouse Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLIC pursuant to the foregoing provisions, BLIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Appendix A
Investment Options Available Under The Contract
The following is a list of Shield Options currently available under the Contract. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options , and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.brighthousefinancial.com/products/rates/. See “SHIELD OPTIONS,” “SHIELD RATES,” and “RATE CREDITING TYPES” sections in the prospectus for more information.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This Interim Value calculation may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” and the “WITHDRAWAL PROVISIONS” section in the prospectus for more information.
Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
S&P 500® Index	Market Index	1	25%	2% Cap Rate
S&P 500® Index	Market Index	1	15%	2% Cap Rate
S&P 500® Index	Market Index	1	10%	2% Cap Rate
S&P 500® Index	Market Index	1	15%	2% Step Rate
S&P 500® Index	Market Index	1	15%	2% Edge Rate
S&P 500® Index	Market Index	1	10%	2% Step Rate
S&P 500® Index	Market Index	1	10%	2% Edge Rate
S&P 500® Index	Market Index	2	15%	3% Step Rate
S&P 500® Index	Market Index	2	15%	3% Edge Rate
S&P 500® Index	Market Index	2	10%	3% Step Rate
S&P 500® Index	Market Index	2	10%	3% Edge Rate
S&P 500® Index	Market Index	3	15%	6% Cap Rate
S&P 500® Index	Market Index	3	10%	6% Cap Rate
S&P 500® Index	Market Index	6	25%	8% Cap Rate
S&P 500® Index	Market Index	6	15%	8% Cap Rate
S&P 500® Index	Market Index	6	10%	8% Cap Rate
Russell 2000® Index	Market Index	1	25%	2% Cap Rate
Russell 2000® Index	Market Index	1	15%	2% Cap Rate
Russell 2000® Index	Market Index	1	10%	2% Cap Rate
Russell 2000® Index	Market Index	1	15%	2% Step Rate
Russell 2000® Index	Market Index	1	15%	2% Edge Rate
Russell 2000® Index	Market Index	1	10%	2% Step Rate
Russell 2000® Index	Market Index	1	10%	2% Edge Rate
Russell 2000® Index	Market Index	2	15%	3% Step Rate
Russell 2000® Index	Market Index	2	15%	3% Edge Rate
Russell 2000® Index	Market Index	2	10%	3% Step Rate
Russell 2000® Index	Market Index	2	10%	3% Edge Rate
Russell 2000® Index	Market Index	3	15%	6% Cap Rate
Russell 2000® Index	Market Index	3	10%	6% Cap Rate

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
Russell 2000® Index	Market Index	6	25%	8% Cap Rate
Russell 2000® Index	Market Index	6	15%	8% Cap Rate
Russell 2000® Index	Market Index	6	10%	8% Cap Rate
MSCI EAFE Index	Market Index	1	25%	2% Cap Rate
MSCI EAFE Index	Market Index	1	15%	2% Cap Rate
MSCI EAFE Index	Market Index	1	10%	2% Cap Rate
MSCI EAFE Index	Market Index	1	15%	2% Step Rate
MSCI EAFE Index	Market Index	1	15%	2% Edge Rate
MSCI EAFE Index	Market Index	1	10%	2% Step Rate
MSCI EAFE Index	Market Index	1	10%	2% Edge Rate
MSCI EAFE Index	Market Index	2	15%	3% Step Rate
MSCI EAFE Index	Market Index	2	15%	3% Edge Rate
MSCI EAFE Index	Market Index	2	10%	3% Step Rate
MSCI EAFE Index	Market Index	2	10%	3% Edge Rate
MSCI EAFE Index	Market Index	3	15%	6% Cap Rate
MSCI EAFE Index	Market Index	3	10%	6% Cap Rate
MSCI EAFE Index	Market Index	6	25%	8% Cap Rate
MSCI EAFE Index	Market Index	6	15%	8% Cap Rate
MSCI EAFE Index	Market Index	6	10%	8% Cap Rate
Nasdaq-100 Index®	Market Index	1	25%	2% Cap Rate
Nasdaq-100 Index®	Market Index	1	15%	2% Cap Rate
Nasdaq-100 Index®	Market Index	1	10%	2% Cap Rate
Nasdaq-100 Index®	Market Index	1	15%	2% Step Rate
Nasdaq-100 Index®	Market Index	1	15%	2% Edge Rate
Nasdaq-100 Index®	Market Index	1	10%	2% Step Rate
Nasdaq-100 Index®	Market Index	1	10%	2% Edge Rate
Nasdaq-100 Index®	Market Index	2	15%	3% Step Rate
Nasdaq-100 Index®	Market Index	2	15%	3% Edge Rate
Nasdaq-100 Index®	Market Index	2	10%	3% Step Rate
Nasdaq-100 Index®	Market Index	2	10%	3% Edge Rate
Nasdaq-100 Index®	Market Index	3	15%	6% Cap Rate
Nasdaq-100 Index®	Market Index	3	10%	6% Cap Rate
Nasdaq-100 Index®	Market Index	6	25%	8% Cap Rate
Nasdaq-100 Index®	Market Index	6	15%	8% Cap Rate
Nasdaq-100 Index®	Market Index	6	10%	8% Cap Rate
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options .

The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2%.
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT” section in the prospectus and Appendix E in the prospectus for information regarding the Fixed Account.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2 The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account .

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Appendix B
Index Publishers
BLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. It is not possible to invest directly in an index. Brighthouse Shield® Level II 6-Year Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Brighthouse Shield® Level II 6-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield® Level II 6-Year Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or Brighthouse Shield® Level II 6-Year Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse Shield® Level II 6-Year Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield® Level II 6-Year Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500®  INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500®  OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield® Level II 6-Year Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse Shield® Level II 6-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield® Level II 6-Year Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to

Brighthouse Financial or the Brighthouse Shield® Level II 6-Year Annuity. Russell is not responsible for and has not reviewed the Brighthouse Shield® Level II 6-Year Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield® Level II 6-Year Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield® Level II 6-Year Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Nasdaq, Inc. requires that the following disclaimer be included in this prospectus:
Brighthouse Shield® Level II 6-Year Annuity is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc. with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Brighthouse Shield® Level II 6-Year Annuity. The Corporations make no representation or warranty, express or implied to the owners of Brighthouse Shield® Level II 6-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield® Level II 6-Year Annuity particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Brighthouse Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq® without regard to Licensee or Brighthouse Shield® Level II 6-Year Annuity. Nasdaq® has no obligation to take the needs of the Licensee or the owners of Brighthouse Shield® Level II 6-Year Annuity into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Brighthouse Shield® Level II 6-Year Annuity to be issued or in the determination or calculation of the equation by which Brighthouse Shield® Level II 6-Year Annuity is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of Brighthouse Shield® Level II 6-Year Annuity.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BRIGHTHOUSE SHIELD® LEVEL II 6-YEAR ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Appendix C
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
Index Value on Term Start Date for S&P 500® Index	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500

The following notes to the tables above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])
÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])
÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted Index), the total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
C-1

divided by the S&P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term End Date divided by the Russell 2000® Index Value at the substitution date –1. Total Index Performance for the Term is calculated as follows:
(1330 [initial Index at Index substitution date] ÷ 1400 [initial Index at Term Start Date])
x (1375 [substituted Index at Term End Date] ÷ 1250 [substituted Index at substitution date]) –1 = 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.5%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any applicable Withdrawal Charge) (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any applicable Withdrawal Charge) (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Investment Amount at Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date] + $4,500 [Performance Rate Adjustment] = $104,500
C-2

Appendix D
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, if any, Withdrawal Charges or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
D-1

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Appendix E
The Fixed Account
See Appendix F for more information about the Holding Account
The Fixed Account is a funding option that may be available and is part of BLIC’s General Account assets. These General Account assets include all assets of BLIC other than those held in the Separate Accounts sponsored by BLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, neither the Fixed Account nor the General Account is registered or regulated under the Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Fixed Account Term. At the Fixed Account Term End Date, the Fixed Account Value will automatically be renewed into the same Fixed Account Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Fixed Account Term, these amounts will automatically transfer into the Holding Account at the end of the Fixed Account Term unless otherwise instructed by you to transfer into one or more available Shield Options. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each subsequent Fixed Account Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Interest Crediting. Interest will be compounded and credited daily to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
E-1

Important terms that will help you understand this Appendix E:
Fixed Account Term.  The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Value. The Fixed Account Value at the end of the Fixed Account Term.
Transfers. During the Accumulation Period you may only make a transfer to or from the Fixed Account and/or to or from a new Shield Option(s) during the Transfer Period. Once we receive allocation instructions from you, we will transfer the amounts in the Fixed Account to the Shield Option(s) on the next Contract Anniversary. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
E-2

Appendix F
The Holding Account
The Holding Account is part of our General Account. You may not allocate your Purchase Payment or Account Value to the Holding Account. The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. If you have a Shield Option that has reached its Term End Date, the amount in that Shield Option will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account during the Transfer Period. If the same Shield Option is no longer available, the amount will automatically transfer into the Fixed Account at the Term End Date. If the Fixed Account is not available, the amount will automatically transfer into the Holding Account. If you are allocated to a Shield Option that will not be available at the end of the existing Term, we will send a notification, written or electronic depending on your selected preference, describing any changes to the Shield Option, as required by law. If the Fixed Account is not available, this notification will also inform you of the current interest rate for the Holding Account and that on the Term End Date, the amounts in the discontinued Shield Option will be transferred to the Holding Account, unless otherwise instructed by you.
The amounts will remain in the Holding Account until you provide us with new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. During the Transfer Period, we will allow you to make transfers, and we will treat the transfer as if it occurred on the Contract Anniversary. Before the amounts in the Holding Account are transferred into the Shield Option(s), you can change your allocation instructions.
The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found on your Contract Schedule. Your financial professional can tell you the current and guaranteed minimum interest rate. We reserve the right to change the Holding Account interest rate.
Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types, the Fixed Account and, if applicable, the interest rate for the Holding Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.”
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Appendix G
State Variations
Certain Contract features and/or benefits described in this prospectus may vary, may not be available in your state, or may have been approved in your state after your Contract was issued and cannot be added. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.
State	Features or Benefit	Variation
Alabama	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Alaska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Arizona	Free Look	If the Owner is age 65 or older, the Free Look period is 30 days. For the replacement of an existing contract, the Free Look period is 30 days.
Arkansas	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
California	Free Look Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement and Waiver of Withdrawal Charge for Terminal Illness
If the Owner is age 60 or older, the
Free Look period is 30 days. For the
replacement of an existing contract,
the Free Look period is 30 days.

Waiver of Withdrawal Charge for
Nursing Home or Hospital
Confinement and Waiver of
Withdrawal Charge for Terminal Illness
is available under the Waiver of
Withdrawal Charge Rider.

Colorado	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Connecticut	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement and Waiver of Withdrawal Charge for Terminal Illness	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement and Waiver of Withdrawal Charge for Terminal Illness is not available.
Delaware	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
District of Columbia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Florida	Free Look	The Free Look period is 21 days.
Hawaii	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Idaho	Free Look	The Free Look period is 20 days.
Indiana	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.

State	Features or Benefit	Variation
Iowa	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Kansas	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Kentucky	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Louisiana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maine	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maryland	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Massachusetts	Free Look Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement and Waiver of Withdrawal Charge for Terminal Illness
For the replacement of an existing
contract, the Free Look period is
20 days.

Waiver of Withdrawal Charge for
Nursing Home or Hospital
Confinement and Waiver of
Withdrawal Charge for Terminal Illness
is not available.

Minnesota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Mississippi	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Missouri	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Montana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nebraska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nevada	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Hampshire	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Jersey	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Mexico	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

State	Features or Benefit	Variation
North Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
North Dakota	Free Look	The Free Look period is 20 days.
Ohio	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Oklahoma	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Pennsylvania	Free Look
For the replacement of an existing
contract that was not issued to you by
BLIC, your right to cancel period is
20 days. For the replacement of an
existing contract that was issued to
you by BLIC, your right to cancel
period is 45 days.

Rhode Island	Free Look	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days.
South Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
South Dakota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Tennessee	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Texas	Free Look Waiver of Withdrawal Charge for Terminal Illness	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days. Waiver of Withdrawal Charge for Terminal Illness is not available.
Utah	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Vermont	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Washington	Free Look Waiver of Withdrawal Charge for Terminal Illness	For the replacement of an existing contract, the Free Look period is 20 days. Waiver of Withdrawal Charge for Terminal Illness is not available.
West Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

State	Features or Benefit	Variation
Wisconsin	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Wyoming	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

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The statement of additional information (“SAI”) dated April 28, 2025 includes additional information about the Contract and BLIC. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Contract, and to make investor inquiries, call us at (888) 243-1932.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000256662

Statement of Additional Information
Individual Single Premium Deferred Index-linked Annuity Contract
Brighthouse Life Insurance Company
Brighthouse Shield® Level II 6-Year Annuity
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectuses dated April 28, 2025. A copy of the Individual Single Premium Deferred Index-linked Annuity Contract Prospectuses may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, by calling (888) 243-1932, by visiting the website https://dfinview.com/BHF/PUFT/BHF248?site=BHF1 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.
The SAI contains information in addition to the information described in the Prospectuses for the Individual Single Premium Deferred Index-linked Annuity Contract (the “Contract”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).The Prospectuses concisely set forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated April 28, 2025.
Book 798 SAI

2

THE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
3

SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid to Computer Sciences Corporation for the period January 1, 2024 through December 31, 2024 was $[ ]. The Contracts were not offered before January 1, 2024.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
INTERIM VALUE CALCULATION AND EXAMPLES
Interim Value
In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract, annuitize, and exercise Performance Lock before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Prior to the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); (4) Surrenders; or (5) Performance Lock. The Interim Value is also used to determine how much the Investment Amount will be reduced by a withdrawal. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated.
We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is based on a formula that reflects the value of each Shield Option taking into account the applicable Shield Rate and Rate Crediting Type, the current price of the underlying Index, the time remaining until the Term End Date, and the current value of the investments we have made to fund our obligations under the Shield Option. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at a Term End Date. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date. The Interim Value calculation is intended to protect the Company from losses on those fixed income and derivative instruments when amounts are withdrawn (or otherwise removed) from a Shield Option before the Term End Date. The Interim Value calculation transfers this risk from the Company to Contract Owners.
The Interim Value assesses the fair value of the assets allocated to the Shield Option (Investment Amount) plus the current value of the portfolio of options utilized to replicate the performance of these Shield Options. There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
4

Interim Value Calculation
The Interim Value for each Shield Option is equal to the sum of (1) and (2), where:
(1)
Is the market value of the Fixed Income Asset Proxy (as defined below) on the Business Day the Interim Value is calculated. It is determined as (A – B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.
Is the Investment Amount on the Business Day the Interim Value is calculated;
B.
Is the market value of the Derivative Asset Proxy (as defined below) under initial market conditions, with straight-line amortization to the end of the Term;
C.
Is the Market Value Rate (as defined below) on the Term Start Date;
D.
Is the Market Value Rate on the Business Day the Interim Value is calculated; and
E.
Is the total days remaining in the Term divided by 365.
(2)
Is the current market value of the Derivative Asset Proxy (as defined below).
The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate change (C and D in the formula) is intended to apply a Market Value Adjustment to address any changes in interest rates from the Term Start Date to the day the Interim Value is calculated. In short, if interest rates have increased since the Term Start Date, the change in the Market Value Rate will result in a reduction of the fair value of the Investment Amount. Conversely, if interest rates have decreased since the Term Start Date, the change in the Market Value Rate will result in an increase of the fair value of the Investment Amount.
The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
The Market Value Rate is the Constant Maturity Treasury (CMT) rate with a maturity equal to that of the Term. If a maturity of the CMT rate is not available that equals the Term, then the Market Value Rate will be linearly interpolated between the two closest available CMT maturities. The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
If the (CMT) rate is no longer published, or is discontinued, then we may substitute another suitable method for determining the Market Value Rate.
The Derivative Asset Proxy is meant to represent an estimation of the market value of the possibility of gain or loss on the Term End Date. For the current market value of the Derivative Asset Proxy for each Shield Option, we utilize a fair market value methodology, the Black-Scholes Model, to value the replicating portfolio of options that support the Interim Value. The Derivative Asset Proxy is meant to represent the replicating portfolio of options designated by us and is used to estimate the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative.
For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options as described
5

above is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
The fair value of the replicating portfolio of options for each Shield Option is determined according to the following formulas, where,
•ATMC is an at-the-money call option,
•OTMC is an out-of-the-money call option,
•OTMP is an out-of-the-money put option,
•ATMBC is an at-the-money binary call option, and
•ITMBC is an in-the-money binary call option.
For Shield Options with a Cap Rate:
The replicating portfolio of options is = ATMC – OTMC – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money call and out-of-the-money call to value the potential for a positive Performance Rate subject to any applicable Cap Rate. The out-of-the-money put is designed to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is due to the risk that the Index Value could be lower on the Term End Date whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Interim Value formula, the value of the out-of-the-money call will be zero if a Cap Rate Shield Option is uncapped.
For Shield Options with a Step Rate:
The replicating portfolio of options is = [Step Rate x ATMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money binary call to value the potential for gains equal to the Step Rate, if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date. The out-of-the-money put is designed to value the potential for a negative Performance Rate in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
For Shield Options with Step Rate Edge:
The replicating portfolio of options is = [Edge Rate x ITMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the in-the-money binary call to value the potential for gains equal to the Edge Rate if on the Term End Date, the Index Value is greater than or equal to the Shield Rate on the Term Start Date, and the out-of-the-money put to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
6

Example — Calculating your Interim Value
Examples A and B are intended to show how Interim Value is calculated. Example A will illustrate an Interim Value calculation with positive Index Performance and Example B will illustrate an Interim Value calculation with negative Index Performance. For the purposes of these examples, assume the activity that triggers the Interim Value calculation occurs six (6) months into the first year of the contract and that there are no withdrawals made as of the date the Interim Value is calculated. Additionally, months are assumed to have 30 days and years are assumed to have 365 days.
Contract Effective Date: 8/2/2024
Purchase Payment: $200,000.00
Allocated to:
1)
25% 1-Year Step Rate Edge; S&P 500; Edge Rate 8.25%; 10% Shield Rate
2)
25% 2-Year Step Rate; S&P 500; Step Rate 18%; 15% Shield Rate
3)
25% 3-Year Cap Rate; S&P 500; Cap Rate 130%; 10% Shield Rate
4)
25% 6-Year Cap Rate; S&P 500; Cap Rate 200%; 25% Shield Rate

On the Contract Effective Date

	1	2	3	4
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Term (in months)	12	24	36	72
Months elapsed since Term Start Date	0	0	0	0
Investment Amount	$50,000	$50,000	$50,000	$50,000
Shield Rate	10%	15%	10%	25%
Rate Crediting Type Rate	8.25%	18%	130%	200%
Months until Term End Date	12	24	36	72
Market Value Rate on Term Start Date	2.00%	4.00%	6.00%	8.00%
Starting Index Value	1,000
Total Account Value	$200,000

Example A — Index Performance is Positive

	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	1200
Index Performance on calculation date(1)	20%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	$3,848.51	$6,526.00	$16,069.42	$21,946.25
Interim Value of each Shield Option(2)	$52,671.67	$53,045.03	$58,185.98	$56,704.57
Total Account Value	$220,607.25

7

Example B — Index Performance is Negative

	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	700
Index Performance on calculation date(1)	-30%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	-$8,899.83	-$5,554.28	-$5,794.44	$2,103.07
Interim Value of each Shield Option(2)	$39,923.32	$40,964.75	$36,322.12	$36,861.38
Total Account Value	$154,071.57

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:Example A — Index Performance is Positive
(1200 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = 20%
Example B — Index Performance is Negative
(700 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = -30%
(2)
The Interim Value of each Shield Option equals the sum of the Market value of the Fixed Income Asset Proxy and the Market value of the Derivative Asset Proxy.
DISTRIBUTION
Information about the distribution of the contracts is contained in the prospectus. (See “Distribution of the Contracts.”) Additional information is provided below.
The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.
Brighthouse Securities, LLC (Distributor) serves as principal underwriter for the contracts. The Distributor and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc. The Distributor’s principal business address is located at 11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor
Fiscal year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2024	$724,114,938	$0
8

The Contracts were not offered before January 1, 2024.
The Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to the Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.
As noted in the prospectus, we and the Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and the Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2024 ranged from $95 to $14,506,319.* The amount of commissions paid to selected selling firms during 2024 ranged from $3,606 to $77,173,746. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2024 ranged from $3,606 to $91,680,065.*
* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company of NY.
The following list sets forth the names of selling firms that received additional compensation in 2024 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts offered by the prospectus). The selling firms are listed in alphabetical order.
Atria Wealth Solutions
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Concourse Financial Group Securities, Inc.
Copper Financial
CUSO Financial Services, L.P.
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
9

First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Grove Point Investments, LLC
GWN Securities Inc.
Independent Financial Group, LLC
Infinex Investments, Inc.
Investacorp Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Brokerage Services LLC
NEXT Financial Group, Inc.
Oakwood Capital Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Park Avenue Securities LLC
Parkland Securities, LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Wealth Management, LLC
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
UBS Financial Services Inc.
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Vanderbilt Securities, LLC
10

Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
Western International Securities, Inc.
There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.
ANNUITY PROVISIONS
Fixed Annuity
A fixed annuity is a series of payments made during the Annuity Phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value (the Account Value, less any appliable premium taxes and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. Annuity Payments will be paid as monthly installments or at any frequency acceptable to us and you and will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
11

FINANCIAL STATEMENTS
The financial statements of the Company are incorporated by reference to the submission form type N-VPFS, CIK No. 0002041679, filed by the Company with the SEC on March 28, 2025.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.
12

PART C - OTHER INFORMATION
Item 27.
Exhibits
Exhibit
Number
Description
(a)
Not Applicable.
(b)
Not Applicable.
(c)
(i) (a)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(i) (b)
Form of Brighthouse Securities, LLC Sales Agreement [7-19 NY]. (Filed as Exhibit 1(c) with Registration Statement No. 333-263492 on Form S-3 on April 14, 2023 and incorporated herein by reference.)
(d)
(i)
Contract [5-213-1 (07/24) base policy, 5-C213-1 (07/24)-6yr CS, 5-213-1 (07/24) Def]. (Filed as Exhibit 4(a) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(ii)
Fixed Account Rider [5-4-FIX-1 (07/24)]. (Filed as Exhibit 4(b) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(iii)
Death Benefit Rider - Return of Premium [5-4-ROP-2 (07/24)]. (Filed as Exhibit 4(c) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(iv)
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider [L-25005 (09/12)]. (Filed as Exhibit 4(d) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(v)
Waiver of Withdrawal Charge for Terminal Illness Rider [L-22498 (09-12)]. (Filed as Exhibit 4(e) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(vi)
Individual Retirement Annuity Qualification Rider [L-22499 (09/12)]. (Filed as Exhibit 4(f) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(vii)
Roth Individual Retirement Annuity (“Roth IRA”) Endorsement [L-22503 (09/12)]. (Filed as Exhibit 4(g) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(viii)
Individual Non-Qualified Annuity Endorsement [L-22504 (09/12)]. (Filed as Exhibit 4(h) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
(ix)
Non-Qualified Annuity Endorsement [MLIU-NQ (11/05)-I]. (Filed as Exhibit 4(i) with Registration Statement No. 333-279302 on Form S-3 on May 10, 2024 and incorporated herein by reference.)
(x)
Form of Cap Rate Shield Option Rider [5-4-CAP-1 (07/24)]. (Filed as Exhibit 4(j) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(xi)
Form of Step Rate Shield Option Rider [5-4-STEP-1 (07/24)]. (Filed as Exhibit 4(k) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(xii)
Form of Step Rate Edge Shield Option Rider [5-4-SRE-2 (07/24)]. (Filed as Exhibit 4(l) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
(xiii)
Unisex Endorsement [CC15-8-E-13] (Filed herewith.)
(e)
Form of Brighthouse Shield® Level II 6-Year Annuity Application [SHIELD2-APP (07/24) BSL2-6 (07/24)]. (Filed herewith.)

Exhibit
Number
Description
(f)
(i)
Copy of Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). Incorporated herein by reference to Brighthouse Separate Account A’s Registration Statement on Form N-4 (File Nos. 333-200231 and 811-03365) filed electronically on November 17, 2014.

(ii)
Copy of Certificate of Amendment of Certificate of Incorporation of the Company (effective December 6, 2016). Incorporated herein by reference to Brighthouse Separate Account A’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on April 12, 2017.

(iii)
Copy of Amended and Restated Bylaws of the Company. Incorporated herein by reference to Brighthouse Separate Account A’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on April 12, 2017.
(g)
Not Applicable.
(h)
Not Applicable.
(i)
Not Applicable.
(j)
Not Applicable.
(k)
Opinion and Consent of Counsel. (Filed herewith.)
(l)
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(m)
Not Applicable.
(n)
Not Applicable.
(o)
Form of Initial Summary Prospectus. (Filed herewith.)
(p)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Richard A. Cook and Gianna H. Figaro-Sterling. (Filed herewith.)
(q)
Not Applicable.
(r)
Historical Current Limits on Index Gains. (Filed herewith.)
ITEM 28.
Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company
Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele H. Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard A. Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Dooley 11225 North Community House Road Charlotte, NC 28277	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Rosemary Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29.
Persons Controlled by or Under Common Control with the Insurance Company
The Insurance Company, Brighthouse Life Insurance Company (“BLIC” or the “Company”) is under Delaware insurance law. BLIC is an indirect, wholly-owned subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.
ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2024
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2024.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)

1.	New England Life Insurance Company (MA)
2.	Brighthouse Life Insurance Company (DE)
	a.		Brighthouse Reinsurance Company of Delaware (DE)
	b.		Brighthouse Life Insurance Company of NY (NY)
		(i.)	BLICNY Property Ventures, LLC (DE)
	c.		Brighthouse Renewables Holdings, LLC (DE)
		(i.)	Greater Sandhill I, LLC (DE)
	d.		Brighthouse Assignment Company (CT)
	e.		Euro TL Investments LLC (DE)
	f.		TLA Holdings LLC (DE)
		(i.)	The Prospect Company, LLC (DE)
	g.		BLIC Property Ventures, LLC (DE)
3.	Brighthouse Securities, LLC (DE)
4.	Brighthouse Services, LLC (DE)
5.	Brighthouse Investment Advisers, LLC (DE)
Item 30.
Indemnification
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Principal Underwriters
(a)
Brighthouse Securities, LLC is the principal underwriter for the following investment companies :
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II

Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are the officers and managers of Brighthouse Securities, LLC.:
Name and Principal Business Address	Positions and Offices with Underwriter

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Compensation from the Company. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year and includes the other separate accounts of the Company which issue variable annuity contracts.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$724,114,938	$0	$0	$0
Item 31A.
Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
The information in the table below is as of December 31, of the prior calendar year.
Name of the Contract	Number of Contracts outstanding	Total Value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts Sold during the prior calendar year	Gross Premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Brighthouse Shield® Level II 6-Year Annuity	5,492	$1,113,172,949	5,492	$1,124,502,541	$1,235,033	No
(b)
See Exhibit (r).
Item 32.
Location of Accounts and Records
Not Applicable.

Item 33.
Management Services
Not Applicable.
Item 34.
Fee Representation and Undertakings
Brighthouse Life Insurance Company (the "Company") hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 18th day of April, 2025.
By:	BRIGHTHOUSE LIFE INSURANCE COMPANY
(Insurance Company)
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 18, 2025.
/s/ Eric Steigerwalt*	Chairman of the Board, President, Chief Executive Officer and a Director
Eric Steigerwalt

/s/ Myles Lambert*	Director
Myles Lambert

/s/ David A. Rosenbaum*	Director
David A. Rosenbaum

/s/ Jonathan Rosenthal*	Director
Jonathan Rosenthal

/s/ Edward A. Spehar*	Director, Vice President and Chief Financial Officer
Edward A. Spehar

/s/ Richard A. Cook*	Vice President and Chief Accounting Officer
Richard A. Cook

/s/ Gianna H. Figaro-Sterling*	Vice President and Controller
Gianna H. Figaro-Sterling

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 18, 2025
*Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS
(d)(xiii)
Unisex Endorsement
(e)
Form of Brighthouse Shield® Level II 6-Year Annuity Application
(k)
Opinion and Consent of Counsel
(l)
Consent of Independent Registered Public Accounting Firm
(o)
Form of Initial Summary Prospectus
(p)
Powers of Attorney
(r)
Historical Current Limits on Index Gains